                          $150,000,000 CREDIT AGREEMENT


                                  BY AND AMONG


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                                 AS THE BORROWER

                                       AND

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                   AS A LENDER

                                       AND

                      WACHOVIA BANK OF NORTH CAROLINA, N.A.
                                   AS A LENDER

                                       AND

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                  AS THE AGENT

                                NOVEMBER 18, 1996

                                TABLE OF CONTENTS



SECTION 1. DEFINITIONS..........................................................................................1

SECTION 2.  REVOLVING WORKING CAPITAL CREDIT FACILITY..........................................................14
        Section 2.1.         The Revolving Working Capital Credit Facility.....................................14
        Section 2.1.1.       Revolving Working Capital Loans...................................................14
        Section 2.1.2.       Use of Proceeds...................................................................14
        Section 2.1.3.       The Borrower's Account............................................................14
        Section 2.1.4.       Advance Request...................................................................15
        Section 2.1.5.       Revolving Working Capital Credit Notes............................................15
        Section 2.1.6.       Payment of Principal..............................................................15
        Section 2.1.7.       Interest Rate and Payment of Interest.............................................15
        Section 2.1.8.       Termination; Renewal..............................................................16
        Section 2.2.         Interest..........................................................................16
        Section 2.2.1.       Calculation of Interest...........................................................16
        Section 2.2.2.       Usury.............................................................................17
        Section 2.3.         Unutilized Revolving Working Capital Facility Fee.................................17
        Section 2.4.         General Terms Applicable to the Revolving Working Capital Credit Facility.........17
        Section 2.4.1.       Late Payment......................................................................17
        Section 2.4.2.       Overdue Payments..................................................................17
        Section 2.4.3.       Manner and Time of Payments by the Borrower.......................................18
        Section 2.4.4.       Increased Costs and Capital Adequacy..............................................18
        Section 2.4.5.       Prepayments of the Revolving Working Capital Facility.............................20

SECTION 2A.  PROJECT ADVANCE FACILITY..........................................................................20
        Section 2A.1.        The Project Advance Facility......................................................20
        Section 2A.1.1.      Project Advance Loans.............................................................20
        Section 2A.1.2.      Use of Proceeds...................................................................21
        Section 2A.1.3.      The Borrower's Account............................................................21
        Section 2A.1.4.      Advance Request; Project Advance Facility Access Fee..............................21
        Section 2A.1.5.      Project Advance Notes.............................................................22
        Section 2A.1.6.      Payment of Principal..............................................................22
        Section 2A.1.7.      Interest Rate and Payment of Interest.............................................22
        Section 2A.1.8.      Termination.......................................................................23
        Section 2A.2.        Interest..........................................................................23
        Section 2A.2.1.      Calculation of Interest...........................................................23
        Section 2A.2.2.      Usury.............................................................................23
        Section 2A.3.        General Terms Applicable to the Project Advance Facility..........................23
        Section 2A.3.1.      Late Payment......................................................................23
        Section 2A.3.2.      Overdue Payments..................................................................23
        Section 2A.3.3.      Manner and Time of Payments by the Borrower.......................................23
        Section 2A.3.4.      Increased Costs and Capital Adequacy..............................................24
        Section 2A.3.5.      Prepayments of the Project Advance Facility.......................................25

SECTION 3. REPRESENTATIONS AND WARRANTIES......................................................................26
        Section 3.1.         Existence of Borrower.............................................................26

        Section 3.2.         Existence of General Partner; Status as a REIT....................................26
        Section 3.3.         Affiliates........................................................................26
        Section 3.4.         Authority.........................................................................26
        Section 3.5.         Binding Obligations...............................................................27
        Section 3.6.         Noncontravention..................................................................27
        Section 3.7.         Permits...........................................................................27
        Section 3.8.         No Consents.......................................................................27
        Section 3.9.         Financial Statements..............................................................27
        Section 3.10.        Financial Information.............................................................28
        Section 3.11.        Brokers...........................................................................28
        Section 3.12.        Use of Proceeds...................................................................28
        Section 3.13.        Statutory Compliance..............................................................28
        Section 3.14.        Commitments.......................................................................29
        Section 3.15.        Events of Default.................................................................29
        Section 3.16.        Other Defaults....................................................................29
        Section 3.17.        Taxes.............................................................................29
        Section 3.18.        Solvency..........................................................................29
        Section 3.19.        Capitalization....................................................................29
        Section 3.20.        Litigation........................................................................29
        Section 3.21.        Title to Properties...............................................................30
        Section 3.22.        Labor Relations...................................................................30
        Section 3.23.        Guarantees........................................................................30
        Section 3.24.        ERISA.............................................................................30
        Section 3.25.        Environmental Protection..........................................................30
        Section 3.26.        NYSE Listing......................................................................31
        Section 3.27.        Registration Documents............................................................31
        Section 3.28.        Materiality.......................................................................31

SECTION 4. CONDITIONS TO OBLIGATION OF THE BANKS...............................................................31
        Section 4.1.         Representations and Warranties True...............................................32
        Section 4.2.         Delivery of Documents.............................................................32
        Section 4.3.         Opinion of Counsel................................................................33
        Section 4.4.         Payment of Fees...................................................................33
        Section 4.5.         Commitment Fee....................................................................33
        Section 4.6.         Legal Matters.....................................................................33
        Section 4.7.         No Adverse Change.................................................................33

SECTION 5. CONDITIONS TO MAKING ADVANCES.......................................................................33
        Section 5.1.         Notice of Borrowing...............................................................33
        Section 5.2.         No Adverse Change.................................................................33
        Section 5.3.         Truth of Representations and Warranties...........................................33
        Section 5.4.         No Event of Default...............................................................34
        Section 5.5.         Payment of Fees...................................................................34
        Section 5.6.         Partnership and Corporate Action..................................................34
        Section 5.7.         Legal Matters.....................................................................34
        Section 5.8.         Special Conditions Precedent With Respect to Advances Under
                             the Project Advance Facility......................................................34

SECTION 6. AFFIRMATIVE COVENANTS OF BORROWER...................................................................35
        Section 6.1.         Financial Statements and Reporting Requirements...................................35
        Section 6.2.         Hazard and Liability Insurance....................................................36
        Section 6.3.         Maintenance of Existence..........................................................36
        Section 6.4.         REIT Status.......................................................................37
        Section 6.5.         Preservation of Properties........................................................37
        Section 6.6.         Taxes and other Assessments.......................................................37

        Section 6.7.         Inspection........................................................................37
        Section 6.8.         Notices...........................................................................38
        Section 6.9.         Litigation........................................................................38
        Section 6.10.        Maintenance of Books and Records..................................................38
        Section 6.11.        Maintenance of Permits............................................................38
        Section 6.12.        Use of Proceeds...................................................................38
        Section 6.13.        Payment of Indebtedness...........................................................38
        Section 6.14.        Estoppel Certificate..............................................................39
        Section 6.15.        Additional Offices................................................................39
        Section 6.16.        Compliance with Laws..............................................................39
        Section 6.17.        ERISA.............................................................................39
        Section 6.18.        Compliance with Environmental Laws................................................39
        Section 6.19.        NYSE Listing......................................................................40
        Section 6.20.        Loans in Excess of Commitment Amount..............................................41
        Section 6.21.        Business of the Borrower..........................................................41
        Section 6.22.        Deposit Accounts..................................................................41
        Section 6.23.        Notification of Significant Transactions..........................................41

SECTION 7. NEGATIVE COVENANTS..................................................................................41
        Section 7.1.         Leases............................................................................41
        Section 7.2.         Dividends.........................................................................41
        Section 7.3.         Capital Expenditures..............................................................42
        Section 7.4.         ERISA.............................................................................42
        Section 7.5.         Change Name or Location...........................................................42
        Section 7.6.         Contracts.........................................................................42
        Section 7.7.         Compliance with Environmental Laws................................................42
        Section 7.8.         Fiscal Year.......................................................................43
        Section 7.9.         REIT Acquisitions.................................................................43
        Section 7.10.        No Mergers or Consolidations......................................................43
        Section 7.11.        Unconsolidated Affiliate Indebtedness.............................................43
        Section 7.12.        No Additional Recourse Debt.......................................................43

SECTION 8. FINANCIAL COVENANTS.................................................................................43
        Section 8.1.1.       Consolidated Total Debt to Market Capitalization..................................43
        Section 8.1.2.       Adjusted Funds Flow to Consolidated Total Debt....................................44
        Section 8.1.3.       Maximum Unsecured Consolidated Total Debt.........................................44
        Section 8.1.4.       Maximum Secured Debt..............................................................44
        Section 8.1.5.       Maximum Secured Recourse Debt.....................................................44
        Section 8.2.         Establishment of Covenants........................................................44

SECTION 9. DEFAULT.............................................................................................44
        Section 9.1.         Events of Default.................................................................44

SECTION 10.  REMEDIES..........................................................................................47
        Section 10.1.        Remedies..........................................................................47
        Section 10.2.        Distribution of Proceeds..........................................................48

SECTION 11.  ASSIGNMENT........................................................................................48
        Section 11.1.        No Assignment or Delegation by the Borrower.......................................48
        Section 11.2.        Participation and Assignment by the Banks.........................................48

SECTION 12.  THE AGENT.........................................................................................48
        Section 12.1.        Appointment.......................................................................48
        Section 12.2.        Delegation of Duties..............................................................48
        Section 12.3.        Exculpatory Provisions............................................................49
        Section 12.4.        Reliance by Agent.................................................................49

        Section 12.5.        Notice of Default.................................................................49
        Section 12.6.        Non-Reliance on the Agent and Other Banks.........................................50
        Section 12.7.        Indemnification...................................................................50
        Section 12.8.        The Agent in Its Individual Capacity..............................................50
        Section 12.9.        Resignation of Agent; Successor Agents............................................51

SECTION 13.  MISCELLANEOUS.....................................................................................51
        Section 13.1.        Waivers...........................................................................51
        Section 13.2.        Notices...........................................................................52
        Section 13.3.        Fees and Expenses.................................................................53
        Section 13.4.        Term of Agreement.................................................................54
        Section 13.5.        Taxes.............................................................................54
        Section 13.6.        Schedules and Exhibits............................................................54
        Section 13.7.        Governing Law; Consent to Jurisdiction............................................54
        Section 13.8.        Survival of Representations.......................................................54
        Section 13.9.        Amendments........................................................................55
        Section 13.10.       Counterparts......................................................................55
        Section 13.11.       No Agency Relationship............................................................55
        Section 13.12.       Severability......................................................................55
        Section 13.13.       Headings..........................................................................55
        Section 13.14.       Reinstatement.....................................................................55
        Section 13.15.       Interpretation and Construction...................................................55
        Section 13.16.       Relation to Other Documents.......................................................56
        Section 13.17.       Indemnification...................................................................56
        Section 13.18.       Arbitration.  ....................................................................56
        Section 13.19.       Preservation and Limitation of Remedies...........................................57

                                TABLE OF EXHIBITS
                                -----------------

Exhibit A-1           Form of Advance Request under Revolving Working
                      Capital Credit Facility

Exhibit A-2           Form of Advance Request Under Project Advance
                      Facility

Exhibit B             Form of Report of Chief Financial Officer
                      Schedule A to Exhibit B -- Financial Covenants and
                      Secured Quarterly Reporting

Exhibit C-1           Form of FUNB Revolving Working Capital Credit Note

Exhibit C-2           Form of Wachovia Revolving Working Capital Credit
                      Note

Exhibit C-3           Form of FUNB Project Advance Note

Exhibit C-4           Form of Wachovia Project Advance Note

Exhibit D-1           Form of FUNB Guaranty Agreement

Exhibit D-2           Form of Wachovia Guaranty Agreement

Exhibit E             Form of Opinion Letter

Exhibit F             Bond-Financed Communities

Exhibit G             Proportionate Share for Each Bank

                                CREDIT AGREEMENT
                                ----------------


         THIS CREDIT AGREEMENT (the "Agreement") is made as of this 18th day of November, 1996 by and among SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership with its principal office in Charlotte, North Carolina, doing business in North Carolina as Summit Properties Partnership, Limited Partnership ("Borrower"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with its principal office located in Charlotte, North Carolina ("FUNB"), WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association with its principal office located in Winston-Salem, North Carolina ("Wachovia"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with its principal office located in Charlotte, North Carolina, as agent pursuant to SECTION 12 (in such capacity, "Agent").

                             SECTION 1. DEFINITIONS

         All capitalized terms used in this Agreement, the Notes or the Other Documents, or in any certificate, report or other document, instrument or agreement executed or delivered pursuant thereto (unless otherwise indicated therein) shall have the meanings provided below.

         SECTION 1.1. "AAA" shall have the meaning ascribed to that term in
SECTION 13.18.

         SECTION 1.2. "Adjusted Funds Flow" means, with respect to any given period of time, Funds from Operations for this period plus interest expense and amortization of financing costs charged to earnings in this period.

         SECTION 1.3 "Advance" means any advance under the Aggregate Credit Facility.

         SECTION 1.4. "Advance Request" has the meaning ascribed to it in
SECTION 2.1.4. or 2A.1.4., as applicable.

         SECTION 1.5. "Affiliate" means any Person (i) which directly or indirectly controls, or is controlled by, or is under common control with, another Person or any Affiliate of such other Person; (ii) which directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting stock of such other Person or any Affiliate of such other Person; or
(iii) ten percent (10%) or more of the voting stock or partnership interest of which is directly or indirectly beneficially owned or held by such other Person or any Affiliate of such other Person. The term "control" (and its correlative meanings "controlled by" and "under common control with") as used in this
SECTION 1.5. means the possession, directly or indirectly, of the power to direct, or cause the direction of the management and policies of a Person, whether through ownership of voting stock, partnership interests, by contract or otherwise.

         SECTION 1.6. "Agent" shall have the meaning ascribed to it in the Preamble hereof of, or if applicable, SECTION 12.

         SECTION 1.7. "Aggregate Credit Facility" means, collectively, the Revolving Working Capital Credit Facility and the Project Advance Facility.

         SECTION 1.8. "Agreement" means this Credit Agreement and shall include any and all amendments, modifications and supplements hereto.

         SECTION 1.9. "Annualized Basis" means, with respect to financial information, the most recent calendar quarter's result multiplied by four (4).

         SECTION 1.10 "Arbitration Rules" has the meaning ascribed to it in
SECTION 13.18. hereof.

         SECTION 1.11. "Bank" shall mean FUNB, Wachovia, and any other financial institution now or hereafter a party to this Agreement. "Banks" shall mean collectively each entity constituting a Bank under this Agreement.

         SECTION 1.12. "Bond-Financed Communities" means the Borrower's multi-family apartment projects financed with tax exempt bonds as described in EXHIBIT F and any additional projects that will be similarly financed.

         SECTION 1.13. "Borrower" has the meaning ascribed to it in the Preamble hereof.

         SECTION 1.14. "Borrower's Account" has the meaning ascribed to it in
SECTION 2.1.3. hereof.

         SECTION 1.15. "Business Day" means any day in which dealings in foreign currencies and exchange between banks may be carried on in the place where the Eurodollar Office is located and in Charlotte, North Carolina, other than a Saturday, Sunday, legal holiday or other day on which banks in the State of North Carolina are required or permitted by law to close.

         SECTION 1.16. "Closing Date" means the date of this Agreement or any earlier date acceptable to the Borrower and the Bank.

         SECTION 1.17. "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

         SECTION 1.18. "Combined Revolving Loans" means all Revolving Working Capital Loans requested by the Borrower and made by the Banks under this Agreement.

         SECTION 1.19. "Consolidated" or "consolidated" means, with reference to any term defined in this Agreement, that term as applied to the accounts of the Borrower and its Affiliates, as the case may be, consolidated in accordance with GAAP.

         SECTION 1.20. "Consolidated Net Operating Income from Unencumbered Assets" means, on an Annualized Basis, the Borrower's consolidated Operating Income from the Unencumbered Properties minus consolidated Operating Expenses with respect to the Unencumbered Properties.

         SECTION 1.21. "Consolidated Total Debt" means, subject to SECTION 7.11, as of any date for which the amount thereof shall be determined, all Indebtedness of the Borrower and its Affiliates as of such date on a consolidated basis; provided, however, that to the extent any Indebtedness of an Affiliate which is a joint venture between the Borrower (or the General Partner or any Affiliate of the Borrower) and an unrelated third party, Consolidated Total Debt will only include the Borrower's (or the General Partner's or the Affiliate's, as applicable) proportionate share thereof.

         SECTION 1.22. "Controlled Group" means all trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         SECTION 1.23. "Debtor Relief Laws" means any applicable Laws pertaining to liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, receivership, composition, extension or adjustment of debt, or similar Laws, domestic or foreign, affecting the rights or remedies of creditors generally, in effect from time to time.

         SECTION 1.24. "Default" means an Event of Default or event or condition that, but for the lapse of time, the giving of notice, or both, would constitute an Event of Default.

         SECTION 1.25. "Default Rate" has the meaning ascribed to it in SECTION
2.4.2. hereof.

         SECTION 1.26. "Disputes" shall have the meaning ascribed to that term in SECTION 13.18.

         SECTION 1.27. "Dividend" or "Dividends" means the payment of any dividend or other distribution in respect of the capital stock of a corporation or equity interest in a partnership, as applicable, in cash or other property (excepting distribution in the form of such stock or equity interest) or the redemption or acquisition of any capital stock or security of a corporation or equity interest or security of a partnership, as applicable (exclusive of any conversion of such an equity interest in Borrower into stock of the General Partner).

         SECTION 1.28. "Encumbrance" or "Encumbrances" means any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest under a financing lease or any analogous arrangements in any Property, intended as, or having the effect of, security which (a) secures indebtedness for borrowed money or other consensual financing arrangements; (b) exceeds $1,000,000 per Property; or (c) exceeds $25,000 per Property and remains undischarged, unsatisfied or not fully released for a period of 270 days.

         SECTION 1.29 "Environmental Assurances" has the meaning ascribed to it in SECTION 6.18. hereof.

         SECTION 1.30. "Environmental Laws" means any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any Federal, state or local governmental body, instrumentality or agency pertaining to the environment, including without limitation, the Clean Water Act, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), and as may be further amended (all together herein called "CERCLA"), the Federal Water Pollution Control Amendments, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Hazardous Materials Transportation Act of 1975, as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, and any comparable or similar environmental laws of any state in which the Borrower or any of its Affiliates maintains business premises. Likewise, the terms "hazardous substance," "release," and "threatened release" herein referenced in connection with Environmental Laws shall have the meanings specified in CERCLA and the terms "solid waste" and "dispose" (or "disposed") shall have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that, to the extent the laws of any state which are applicable to a specific Property and which establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply with respect to such Property.

         SECTION 1.31. "Equipment" means all of the machinery, equipment, office machinery, furniture, fixtures, tools, materials, storage and handling equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, motor vehicles and other equipment of every kind and nature located at any Property.

         SECTION 1.32. "ERISA" means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, collectively, as the same may from time to time be supplemented or amended and remain in effect.

         SECTION 1.33. "Eurodollar Office" means, initially, the office of the Agent in Charlotte, North Carolina and thereafter such other office or offices of the Agent or its affiliate (as designated from time to time by notice from the Agent) through which the LIBOR Rate is determined. A Eurodollar Office may be, at the option of the Agent, either a domestic or a foreign office.

         SECTION 1.34. "Event of Default" has the meaning ascribed to it in
SECTION 9.1. hereof.

         SECTION 1.35. "Excess Debt" means, as of any date, the amount by which the then Outstanding Amount under (a) either the Revolving Working Capital Loans or (b) either of the Project Advance Loans by any Bank exceeds the original principal amount of the associated Revolving Working Capital Credit Note or the Project Advance Note for that Bank on such date.

         SECTION 1.36. "Extension Notice" has the meaning ascribed to it in
SECTION 2.1.8. hereof.

         SECTION 1.37. "Financial Statement" or "Financial Statements" means, as of any date, or with respect to any period, as applicable, a financial report or reports consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cash flow; (iv) a statement of retained earnings (if prepared by the Borrower); and (v) changes in stockholders' equity.

         SECTION 1.38. "FUNB" means First Union National Bank of North Carolina, in its capacity as a Bank.

         SECTION 1.39. "FUNB Guaranty" shall mean the guaranty by the Guarantor of the Borrower's obligations to FUNB as the Agent and as a Bank under this Agreement, the Notes and/or the other Loan Documents, as such guaranty may be amended, modified, extended, renewed, substituted or replaced. A form of the FUNB Guaranty is attached as EXHIBIT D-1.

         SECTION 1.40. "FUNB Project Advance Note" shall have the meaning ascribed to that term in SECTION 2A.1.5 hereof.

         SECTION 1.41. "FUNB Revolving Working Capital Credit Note" shall have the meaning ascribed to that term in SECTION 2.1.5 hereof.

         SECTION 1.42. "Funds From Operations" means net income (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real property, and after adjustments for unconsolidated entities in which the Borrower holds an interest.

         SECTION 1.43. "GAAP" means generally accepted accounting principles, applied on a consistent basis.

         SECTION 1.44. "General Partner" means Summit Properties Inc., a Maryland corporation doing business in North Carolina as "Summit Properties Real Estate, Inc.", the sole general partner of Borrower.

         SECTION 1.45. "Guarantees" means, as applied to the Borrower and its Affiliates, all guarantees, endorsements or other contingent or surety obligations with respect to obligations of any other Person (except those made to any Affiliate if the inclusion thereof would cause the underlying obligation to have been included more than once in this definition), whether or not reflected on the balance sheet of the Borrower or its Affiliates, including any obligation to furnish funds, directly or indirectly (whether by virtue of partnership arrangements, by agreement to keep-well or otherwise), through the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan, or to enter into a contract for any of the foregoing, for the purpose of payment of obligations of any other Person; but excluding from this definition of Guarantees any surety obligations not directly related to a construction loan (for example, this definition of Guarantees excludes surety obligations given to governmental authorities to bond completion of infrastructure work) and checks or other negotiable instruments payable at sight and endorsed in the process of deposit or collection in the ordinary course of business.

         SECTION 1.46.  "Guarantor" means the General Partner.

         SECTION 1.47. "Hazardous Materials" means (i) any chemical, compound, material, mixture or substance that is now or hereafter defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", or "toxic substances" or terms of similar import under any Environmental Laws; (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any hazardous wastes or substances, any toxic wastes or substances or any other materials or pollutants which (a) could pose a hazard to human health or the environment or (b) could cause any of any properties or assets of the Borrower or its Affiliates to be in violation of any Environmental Laws; (iii) asbestos in any form, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (iv) to the extent prohibited or required to be mitigated by any Environmental Laws, lead in paint, plaster or other accessible materials and (v) any other chemical, material or substance, exposure to, or disposal of, which is now or hereafter prohibited, limited or regulated by any Federal, state or local governmental body, instrumentality or agency.

         SECTION 1.48. "Improvements" means all improvements now or later to be located on the Properties.

         SECTION 1.49. "Indebtedness" means, as applied to the Borrower and its Affiliates, (i) all obligations for borrowed money or other extensions of credit whether secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or Guarantees issued for the account of or on behalf of the Borrower and its Affiliates and all obligations representing the deferred purchase price of property (but excluding accruals and accounts payable arising in the ordinary course of business); (ii) all obligations evidenced by bonds, notes, debentures or other similar instruments; (iii) all obligations secured by any Encumbrances on property and units owned or acquired by the Borrower or any of its Affiliates whether or not the obligations secured thereby shall have been assumed; (iv) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Affiliates; (v) all Guarantees; and (vi) all obligations that are immediately due and payable out of the proceeds of or production from Properties and assets now or hereafter owned or acquired by the Borrower or any of its Affiliates (but excluding accruals and accounts payable arising in the ordinary course of business). The calculation of the foregoing shall be made so as not to include any obligation more than once in the definition of Indebtedness.

         SECTION 1.50. "Indemnitee" shall have the meaning ascribed to that term in SECTION 13.17.

         SECTION 1.51. "Interest Period" means, with respect to each Loan, the period commencing on the date of the making or continuation of such Loan and ending one (1) month thereafter; provided, however, that:

           (i) any Interest Period (other than an Interest Period determined pursuant to clause (iii) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (iii) below, end on the last Business Day of a calendar month; and

         (iii) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date.

         SECTION 1.52.  "Interest Rate" means the LIBOR Rate.

         SECTION 1.53. "Investment Grade Credit Rating" means a credit rating for the senior unsecured debt of the Borrower from (a) Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., of "BBB-" or better; (b) Moody's Investors Service, Inc. of "Baa3" or better; (c) Duff & Phelps Credit Rating Co. of "BBB-" or better, or (d) Fitch Investors Service, Inc. of "BBB-" or better.

         SECTION 1.54. "IRS" shall mean the United States Internal Revenue Service.

         SECTION 1.55. "Land" or "Lands" means the real estate portion of any Property.

         SECTION 1.56. "Law" or "Laws" means all constitutions, treaties, statutes, laws, ordinances, codes, regulations, rules, orders, decisions, writs, injunctions, or decrees of the United States of America or any other Tribunal, now in effect and as hereafter amended, issued, promulgated, or otherwise coming into effect.

         SECTION 1.57. "Legal Requirements" means all Laws, and all recorded or unrecorded agreements, covenants, restrictions, easements or conditions (including any requirement of any insurance or surety company or any board of fire underwriters), as now in effect and as hereafter amended, issued, promulgated, or otherwise coming into effect.

         SECTION 1.58.  "Lender" shall have the same meaning as the term "Bank".

         SECTION 1.59.  "Lenders" shall have the same meaning as the term
"Banks".

         SECTION 1.60. "LIBOR Base" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) shown on the display referred to as the "LIBOR page" (or any display substituted therefor) of the Reuters U.S. Domestic Money Service transmitted through the Reuters monitor system as being the respective rates at which U.S. dollar deposits in the approximate amount of Outstanding Amount would be offered by the principal London offices of each of the banks named thereon to major banks in the London interbank Eurodollar market where the Eurodollar Office is located at the Relevant Local Time for delivery on the first Business Day of each calendar month for a thirty day period of time. The LIBOR Base shall be adjusted automatically as of the first business day of each calendar month.

         SECTION 1.61. "LIBOR Increment" shall have a meaning which varies based on (a) the senior unsecured bond rating of Borrower as assigned by Standard and Poor's Ratings Group, a Division of McGraw-Hill, Inc. (which rating must be accompanied by the comparable senior unsecured bond rating from one of Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc. and (b) the year of calculation as follows:

         (A)      During the First or Second Loan Year:

         Borrower's Senior Unsecured Bond Rating       LIBOR + Applicable Margin
         ---------------------------------------       -------------------------
         BBB+                                          LIBOR + 80 basis points
         BBB                                           LIBOR + 95 basis points
         BBB-                                          LIBOR + 110 basis points
         Unrated or Non-Investment Grade               LIBOR + 135 basis points

         (B)      Thereafter:

         Borrower's Senior Unsecured Bond Rating       LIBOR + Applicable Margin
         ---------------------------------------       -------------------------
         BBB+                                          LIBOR + 95 basis points
         BBB                                           LIBOR + 110 basis points
         BBB-                                          LIBOR + 125 basis points
         Unrated or Non-Investment Grade               LIBOR + 150 basis points


In the event the senior unsecured bond rating of Borrower assigned by Standard and Poor's Ratings Group, a Division of McGraw-Hill, Inc., differs from the comparable senior unsecured bond rating of Borrower assigned by one of Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc., then in such event, the senior unsecured bond rating of Borrower assigned by Standard and Poor's shall be used to determine the applicable interest rate margins over LIBOR.

         SECTION 1.62. "LIBOR Rate" means, with respect to each Interest Period, the rate per annum equal to the sum of:

                   (A) the LIBOR Base for each calendar month in such Interest Period; plus

                   (B) the LIBOR Increment.

         SECTION 1.63. "Litigation" means any proceeding, claim, suit, action, case or investigation by, before or involving any Tribunal.

         SECTION 1.64. "Loan" means any Revolving Working Capital Loan or Project Advance Loan.

         SECTION 1.65. "Loans" means, collectively and individually, the Revolving Loans and the Project Advance Loans.

         SECTION 1.66. "Loan Documents" means, collectively and individually, this Agreement, the Notes, the Guaranties and the Other Documents.

         SECTION 1.67. "Loan Year" means any period of twelve (12) months ending on an anniversary date of this Agreement.

         SECTION 1.68. "Market Capitalization" shall mean the sum of (i) Consolidated Total Debt plus (ii) the product of (a) the market price, as listed on the New York Stock Exchange, of the capital stock of the General Partner, determined either at the date of the calculation of market capitalization or at the date of the Public Offering, whichever is greater, and (b) both (1) the number of issued and outstanding shares of capital stock of the General Partner and (2) the number of limited partnership units of the Borrower owned by each of the limited partners of the Borrower.

         SECTION 1.69. "Material Adverse Effect" means an effect resulting from any circumstance or event of whatever nature (including any adverse determination in any Litigation) which does, or could reasonably be expected to, materially and adversely (i) impair the validity or enforceability of any Loan Document, (ii) impair the ability of the Borrower or any of its Subsidiaries to fulfill any material obligation, or (iii) cause a Default.

         SECTION 1.70. "Maturity Date" has the meaning ascribed to it in SECTION
2.1.8. hereof.

         SECTION 1.71. "Non-Investment Grade" shall mean, with respect to any applicable credit rating agency, any rating less than an Investment Grade Credit Rating.

         SECTION 1.72. "Notes" means, collectively and individually, the Wachovia Revolving Working Capital Credit Note, the FUNB Revolving Working Capital Credit Note, the FUNB Project Advance Note and the Wachovia Project Advance Note.

         SECTION 1.73. "NYSE" has the meaning ascribed to it in SECTION 3.26. hereof.

         SECTION 1.74. "Obligations" means any and all loans, advances, indebtedness, liabilities, obligations, covenants or duties of the Borrower or any of its Affiliates to the Bank under this Agreement, the Notes or the Other Documents.

         SECTION 1.75. "Operating Expenses" with respect to one or more income producing Properties owned by Borrower or its Affiliates means for the applicable period all cash expenses incurred in connection with or relating to the operation of such Properties, including maintenance expenses, property management fees and real estate taxes (but excluding interest, depreciation, amortization and income taxes).

         SECTION 1.76. "Operating Income" with respect to one or more income producing Properties owned by Borrower or its Affiliates means for the applicable period all cash revenues received from such Properties (but excluding
(i) security and other deposits held in reserve or trust and (ii) extraordinary or non-recurring gains).

         SECTION 1.77. "Other Documents" means all other documents, agreements or instruments now or hereafter executed by the Borrower or any of its the Affiliates in connection with the Loans as renewed, extended, amended, supplemented, increased, modified, or replaced.

         SECTION 1.78. "Outstanding Amount" means the aggregate outstanding principal amount, as of the date of determination, of either the (i) Revolving Working Capital Loans, (ii) Project Advance Loans or (iii) the aggregate of the Revolving Working Capital Loans and the Project Advance Loans, as applicable.

         SECTION 1.79. "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or part of its functions under ERISA.

         SECTION 1.80. "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity of whatever nature, whether public or private.

         SECTION 1.81. "Plan" means, at any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under SECTION 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (ii) if such plan is established or maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one (1) employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five
(5) plan years made contributions.

         SECTION 1.82. "Prime Rate" has the meaning ascribed to it in SECTION
2.4.2. hereof.

         SECTION 1.83. "Project Advance Commitment Amount" means an amount equal to the lower of:

                  (i) One Hundred Twenty-Five Million Dollars ($125,000,000); or

                  (ii) any lesser amount, including zero, resulting from a reduction of the Project Advance Commitment Amount in accordance with
         SECTION 2.5 or a termination of the Project Advance Commitment Amount in accordance with SECTION 2A.1.8.

         SECTION 1.84. "Project Advance Facility" shall have the meaning ascribed to it in SECTION 2A.1. hereof.

         SECTION 1.85. "Project Advance Facility Access Fee" shall have the meaning ascribed to it in SECTION 2A.1.4.

         SECTION 1.86. "Project Advance Loan" or "Project Advance Loans" shall have the meaning ascribed to it in SECTION 2A.1.1 hereof.

         SECTION 1.87. "Project Advance Notes" shall mean, collectively and individually, the FUNB Project Advance Note and the Wachovia Project Advance Note.

         SECTION 1.88. "Project Budget" shall mean a budget prepared by Borrower showing in reasonable detail all of Borrower's anticipated costs and expenses relating to a project for which Borrower seeks Advances under the Project Advance Facility and stating the total amount of Advances the Borrower desires to obtain under the Project Advance Facility for such project.

         SECTION 1.89. "Property" or "Properties" shall mean, as the content may require, the real estate of the Borrower and its Affiliates, now owned or hereafter acquired, together with all buildings and improvements thereon.

         SECTION 1.90. "Proportionate Share" shall mean, with respect to any Bank, the share shown in EXHIBIT G for that Bank.

         SECTION 1.91. "Qualification" means, with respect to any report of independent public accountants covering any Financial Statements of the Borrower and its Affiliates a qualification to such report (such as a "subject to" or "except for" statement therein) (i) resulting from a limitation on the scope of examination of the Financial Statements or the underlying data so as to not constitute an audit thereof; (ii) as to the capability of the Person whose Financial Statements are certified to continue operations as a going concern; or
(iii) which could be eliminated by changes in the Financial Statements or notes thereto covered by such report (such as, by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would constitute of Event of Default; provided, however, that none of the following shall constitute a Qualification: (a) a consistency exception relating to a change in accounting principles with which the independent public accountants for the Person whose Financial Statements are being examined have concurred, (b) a qualification relating to the outcome or disposition of any uncertainty, including but not limited to threatened litigation, pending litigation being contested in good faith, pending or threatened claims or other contingencies, the impact of which litigation, claims, contingencies or uncertainties cannot be determined with sufficient certainty to permit certification in such Financial Statements, or (c) a "going concern" exception/qualification that relates solely to and is based solely on the approaching maturity of an existing debt.

         SECTION 1.92. "REIT" means a "real estate investment trust," as such term is defined in SECTION 856 of the Code.

         SECTION 1.93. "Release" means any release, emission, disposal, leaching, or migration into the environment of any Hazardous Materials (including, without limitation, the abandonment or disposal of any barrels, containers, or other closed receptacles containing any Hazardous Materials), or into or out of any property owned, occupied or used by the Borrower or any of its Affiliates.

         SECTION 1.94. "Relevant Local Time" means 10:00 a.m. local time in the place where the Eurodollar Office is located.

         SECTION 1.95. "Reportable Event" means any of the events described in
SECTION 4043(b) of ERISA.

         SECTION 1.96. "Reserve Demand" shall have the meaning ascribed to it in
SECTION 2.4.4(b)(i).

         SECTION 1.97. "Revolving Working Capital Credit Commitment Amount" means an amount equal to the lower of:

                   (i) Twenty-Five Million Dollars ($25,000,000); or

                  (ii) any lesser amount, including zero, resulting from a reduction of the Revolving Working Capital Commitment Amount in accordance with SECTION 2.5 or a termination of the Revolving Working Capital Commitment Amount in accordance with SECTION 2.1.8.

         SECTION 1.98. "Revolving Working Capital Facility" has the meaning ascribed to it in SECTION 2.1. hereof.

         SECTION 1.99. "Revolving Working Capital Credit Notes" shall mean, collectively and individually, the FUNB Revolving Working Capital Credit Note and the Wachovia Revolving Working Capital Credit Note.

         SECTION 1.100. "Revolving Working Capital Loan" or "Revolving Working Capital Loans" means any loan or advance which the Borrower requests pursuant to
SECTION 2.1.1.

         SECTION 1.101. "SEC" means the United States Securities and Exchange Commission or any successor agency or body.

         SECTION 1.102. "Secured Debt" means, subject to SECTION 7.11, any Indebtedness of the Borrower or any Affiliate of the Borrower which is secured, in whole or in part, by an Encumbrance upon any asset of the Borrower or the Affiliate, as applicable.

         SECTION 1.103. "Secured Recourse Debt" means, subject to SECTION 7.11, any Secured Debt of the Borrower or any Affiliate of Borrower and pursuant to which the applicable creditor has recourse for any payment of principal and/or interest against the Borrower or any of its Affiliates or any asset thereof other than to foreclose upon the assets securing the Indebtedness in question, but not including Indebtedness secured by the Bond-Financed Communities.

         SECTION 1.104. "Solvent" means, when used with respect to any Person, that as of the date as to which the Person's solvency is to be determined:

                  (a) it has sufficient capital to conduct its business; and

                  (b) it is able to meet its debts as they mature.

         SECTION 1.105. "Summit Entities" has the meaning ascribed to it in
SECTION 3.9. hereof.

         SECTION 1.106. "Tax" and "Taxes" have the meaning ascribed to them in
SECTION 13.5. hereof.

         SECTION 1.107. "Total Assets" means, as of any given time, the sum of
(i) the aggregate book value of the Borrower's completed income producing real estate assets at that time, exclusive of any accumulated depreciation or amortization of any real property or improvements, plus (ii) seventy-five percent (75%) of the actual cost incurred by the Borrower for properties under development in accordance with this Agreement, for land acquired in compliance with this Agreement, and for other land owned by Borrower, plus (iii) all other tangible assets of the Borrower and the Guarantor.

         SECTION 1.108. "Tribunal" means any state, commonwealth, country, municipal, federal foreign, territorial or other governmental body, court, administrative department, commission, board, bureau, district, authority, agency, or instrumentality, or any arbitration authority.

         SECTION 1.109. "Unconsolidated Affiliate" has the meaning ascribed to it in SECTION 7.11. hereof.

         SECTION 1.110. "Unconsolidated Affiliate Indebtedness" has the meaning ascribed to it in SECTION 7.11. hereof.

         SECTION 1.111. "Unencumbered Properties" means, at any given time, all Properties not subject to any Encumbrance at the applicable time.

         SECTION 1.112. "Unsecured Consolidated Total Debt" means all Consolidated Total Debt which is not (a) Indebtedness secured by a Bond Financed Community; or (b) Secured Recourse Debt.

         SECTION 1.113. "Unutilized Project Advance Fee" shall have the meaning ascribed to it in SECTION 2A.3.

         SECTION 1.114. "Unutilized Revolving Working Capital Facility Fee" shall have the meaning ascribed to that term in SECTION 2.3.

         SECTION 1.115. "Unutilized Revolving Working Capital Facility Fee Payment Date" shall have the meaning ascribed to that term in SECTION 2.3.

         SECTION 1.116. "Wachovia" shall mean Wachovia Bank of North Carolina, N.A., as a Bank.

         SECTION 1.117. "Wachovia Guaranty" shall mean the guaranty by the Guarantor of the Borrower's obligations to Wachovia under this Agreement, the Notes and/or the other Loan Documents, as such guaranty may be amended, modified, extended, renewed, substituted or replaced. A form of the Wachovia Guaranty is attached as EXHIBIT D-2.

         SECTION 1.118. "Wachovia Project Advance Note" shall have the meaning ascribed to that term in SECTION 2A.1.5 hereof.

         SECTION 1.119. "Wachovia Revolving Working Capital Credit Note" shall have the meaning ascribed to that term in SECTION 2.1.5 hereof.


              SECTION 2. REVOLVING WORKING CAPITAL CREDIT FACILITY

         SECTION 2.1. The Revolving Working Capital Credit Facility. A revolving working capital credit facility (the "Revolving Working Capital Credit Facility") is hereby established as follows:

         SECTION 2.1.1. Revolving Working Capital Loans. Upon the execution of this Agreement, each Bank agrees to extend to the Borrower a line of credit, so that as long as no Event of Default has occurred and is continuing, the Bank agrees to lend to the Borrower, and the Borrower may borrow, repay and reborrow, on a revolving basis, in one (1) or more revolving working capital loan (each, individually and collectively with all other Revolving Working Capital Loans, a "Revolving Working Capital Loan") from time to time during the period commencing after the Closing Date and continuing through the close of business on the Maturity Date, amounts which are at least ONE HUNDRED THOUSAND DOLLARS ($100,000.00) and an integral multiple of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) and which do not exceed (after giving effect to all amounts requested) in the aggregate at any one time outstanding the product obtained by multiplying (a) that Bank's Proportionate Share by (b) the Revolving Working Capital Commitment Amount in effect from time to time. Notwithstanding any provision of this Agreement to the contrary, all Revolving Working Capital Loans made by any Bank to the Borrower shall constitute one obligation of the Borrower to that Bank.

         SECTION 2.1.2. Use of Proceeds. The proceeds from the Revolving Working Capital Loans shall be used by the Borrower solely for (a) the Borrower's working capital needs, (b) the payment of distributions to the partners of Borrower and the payment of Dividends to the shareholders of the General Partner to the extent permitted under SECTION 7.2, and (c) the payment of third party out-of-pocket costs and expenses of the Borrower in connection with the negotiation and execution of this Agreement.

         SECTION 2.1.3. The Borrower's Account. Each Advance under this SECTION 2 shall be recorded in an account on the books of the applicable Bank bearing the Borrower's name (each, a "Borrower's Account"). There shall also be recorded in the Borrower's Accounts all prepayments and payments made by the Borrower in respect of the outstanding balance of the Revolving Working Capital Loans made by that Bank and other appropriate debits and credits as herein provided. Each Bank shall render and send to the Agent, which shall then render and send to the Borrower, on a monthly basis a statement of the Borrower's Account showing the respective outstanding principal balance of the Revolving Working Capital Loan(s), together with interest and other appropriate debits and credits as of the date of the statement. The statement of the Borrower's Accounts shall be considered correct in all respects and accepted by and be conclusively binding upon the Borrower unless the Borrower makes specific written objection thereto within thirty (30) days after the date the statement of the relevant Borrower's Account is sent. Notwithstanding the foregoing provisions of this Section, no failure on the part of any Bank or the Agent to comply with the provisions of this Section shall relieve the Borrower of its obligation to pay all sums due under this Agreement.

         SECTION 2.1.4. Advance Request. At least one (1) Business Day before the requested date of each Advance, the Borrower shall deliver to the Agent an Advance Request in the form of EXHIBIT A-1 ("Advance Request"), duly executed on the Borrower's behalf, specifying the amount of the Advance, and all supporting documentation required by this Agreement for the Agent to confirm the request. The Agent shall promptly deliver each Advance Request to each Bank. The Banks shall not be required to make Advances more frequently than once per week and shall, only upon satisfaction of all conditions of this Agreement (including, but not limited to, the provisions of SECTION 5.), make the requested Advance to the Borrower on a Business Day within one (1) Business Day after submission of the Advance Request from the Borrower to the Agent.

No Advance shall be made unless at the time thereof no Default shall exist.

         SECTION 2.1.5. Revolving Working Capital Credit Notes. On the Closing Date, the Borrower shall issue to FUNB a promissory note executed in substantially the form attached hereto as EXHIBIT C-1 (the "FUNB Revolving Working Capital Credit Note"), with all blanks therein appropriately completed. The FUNB

Revolving Working Capital Credit Note shall evidence the obligation of the Borrower to repay to FUNB all Revolving Working Capital Loans made by FUNB to the Borrower or any Affiliate. On the Closing Date, the Borrower shall issue to Wachovia a promissory note executed in substantially the form attached hereto as EXHIBIT C-2 (the "Wachovia Revolving Working Capital Credit Note"), with all blanks therein appropriately completed. The Wachovia Revolving Working Capital Credit Note shall evidence the obligation of the Borrower to repay to Wachovia all Revolving Working Capital Loans made by Wachovia to the Borrower or any Affiliate.

         SECTION 2.1.6. Payment of Principal. The aggregate unpaid principal amount of all Revolving Working Capital Loans, together with accrued and unpaid interest thereon, as evidenced by the Revolving Working Capital Credit Notes, shall, unless sooner accelerated following the occurrence of an Event of Default, be repaid by the Borrower on the Maturity Date. Any Excess Debt shall be immediately due and payable.

         SECTION 2.1.7. Interest Rate and Payment of Interest. Each Revolving Working Capital Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate. The Agent shall endeavor to send to the Borrower, no later than three (3) Business Days prior to the first day of each calendar month hereafter, a statement for all interest due and payable under the Revolving Working Capital Facility for the applicable Interest Period; provided, however, that no failure on the part of the Agent to timely deliver such a billing statement shall relieve the Borrower of its obligation to pay all sums due under this Agreement. Interest shall be payable in arrears on the first day of the first calendar month following the applicable Interest Period, on the first day of each successive month thereafter, for so long as any amount of principal remains outstanding, and when such Revolving Working Capital Loan is due (whether at maturity, by reason of acceleration or otherwise); provided, if the first Revolving Working Capital Loan requested by the Borrower under this Agreement is advanced to the Borrower after the fifteenth (15th) day of the month, the Borrower's first payment of interest shall not be due until the first day of the second calendar month following such first Revolving Working Capital Loan.

         SECTION 2.1.8. Termination; Extension; Renewal.

         (a) The Revolving Working Capital Loans and the Banks' obligation to lend thereunder shall terminate on June 30, 1997 (as the same may be extended or accelerated, the "Maturity Date"), at which time all of the sums due and owing under the Loans shall be immediately due and payable; provided, however, that if the Borrower has obtained by June 30, 1997 an Investment Grade Credit Rating, and no Event of Default shall have occurred and be continuing, then the Borrower may unilaterally extend the Maturity Date to September 30, 1999, by the delivery to the Bank not later than June 30, 1997, of a written notice of election to extend the Maturity Date (the "Extension Notice"); and it is further provided, however, that notwithstanding any provision of this Agreement to the contrary, that if the Borrower obtains an Investment Grade Credit Rating and (i) loses or otherwise fails to maintain this Investment Grade Credit Rating, and (ii) fails to reinstate this Investment Grade Credit Rating within one hundred eighty (180) days after its loss, the Maturity Date shall be one hundred eighty (180) days after the date upon which the Borrower initially lost, or otherwise failed to maintain, its Investment Grade Credit Rating.

         (b) Upon the written request of Borrower, which written request must be delivered prior to the first anniversary of the date hereof, the Banks may consider renewing the Aggregate Credit Facility for one (1) additional year, which consideration shall be made in the sole and absolute discretion of the Banks and shall be based upon information provided to the Banks and the Agent by the Borrower in connection with the request. If the Banks, in their sole and absolute discretion, extend the Aggregate Credit Facility for an additional year, the Borrower may request an additional one (1) year extension so long as the request is made by the Borrower in writing not later than the second anniversary date hereof. All decisions to renew or extend the term of the Aggregate Credit Facility shall be made in the sole and absolute discretion of the Banks. Should the Banks decide to renew or extend the Aggregate Credit Facility, the Borrower shall pay to the Agent for the account of the Banks a renewal/extension fee equal to five (5) basis points of the maximum possible balance of the Aggregate Credit Facility at the time of each renewal or extension of the Aggregate Credit Facility by the Banks.

         SECTION 2.2. Interest.

         SECTION 2.2.1. Calculation of Interest. Interest hereunder shall accrue on the basis of a three hundred sixty (360) day year, and shall be calculated according to the actual number of days elapsed during each accrual period.

         SECTION 2.2.2. Usury. If the rate of interest payable by the Borrower under this Agreement, the Notes or the other Loan Documents shall be or become usurious or otherwise unlawful under laws applicable thereto, the Interest Rate shall be reduced to the maximum lawful rate and any amount paid by the Borrower in excess of the maximum lawful rate shall be considered a payment in reduction of principal or, at the sole election of the Bank in question, shall be returned to the Borrower.

         SECTION 2.3. Unutilized Revolving Working Capital Facility Fee. In consideration of the Banks' commitment to extend the Revolving Working Capital Loans, the Borrower hereby agrees to pay an unutilized revolving working capital facility fee (the "Unutilized Revolving Working Capital Facility Fee") on each Unutilized Revolving Working Capital Facility Fee Payment Date in an amount equal to 0.05% (however in no event will the Unutilized Revolving Working Capital Facility Fee exceed 0.2% per annum) of the daily average over the immediately preceding calendar quarter of the difference of (a) the Revolving Working Capital Credit Commitment Amount in effect on each day in the applicable calendar quarter minus (b) the outstanding balance of the Revolving Working Capital Loans as of 5:00 p.m. on each day in the applicable calendar quarter. "Unutilized Revolving Working Capital Facility Fee Payment Date" shall mean the fifteenth (15th) day of each successive January, April, July and October hereafter and, if the Banks' commitment to extend Revolving Working Capital Loans upon satisfaction of all conditions hereunder shall have expired or terminated prior to a scheduled Unutilized Revolving Working Capital Facility Fee Payment Date, the fifteenth (15th) day after the Bank's commitment shall have so expired or terminated. If the Bank's commitment shall have so expired or terminated, the Unutilized Revolving Working Capital Facility Fee shall be pro-rated to the date of such expiration or termination. The Agent shall endeavor to send to the Borrower, no later than three (3) Business Days prior to each Unutilized Revolving Working Capital Facility Fee Payment Date, a statement of the applicable Unutilized Revolving Working Capital Facility Fee due and payable; provided, however, that no failure on the part of the Agent to timely deliver such a billing statement shall relieve the Borrower of its obligation to pay the same upon receipt of such a billing statement.

         SECTION 2.4. General Terms Applicable to the Revolving Working Capital Credit Facility.

         SECTION 2.4.1. Late Payment. Any payment of interest with respect to the Revolving Working Capital Loans which is not made within fifteen (15) days of the date specified for payment shall bear a late fee equal to four percent (4%) of the amount of the payment then due. The imposition or collection of a late fee shall not affect the right of the Agent or any Bank to exercise any of its rights and remedies if an Event of Default has occurred.

         SECTION 2.4.2. Overdue Payments. Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder or under the Revolving Working Capital Credit Notes, shall bear interest from and including the due date thereof until paid, compounded monthly and payable on demand, at a rate per annum (the "Default Rate") equal to five percentage points (5%) above the rate of interest then announced from time to time by FUNB as its prime rate of interest (the "Prime Rate"), which interest shall be compounded monthly and payable on demand.

         SECTION 2.4.3. Manner and Time of Payments by the Borrower. All payments made by the Borrower hereunder on account of principal, interest, and fees and expenses shall be made in United States funds on their respective due dates to the Agent in immediately available funds in Charlotte, North Carolina not later than 12:00 p.m. (Charlotte time) at the head office of the Agent or at such other address as the Agent may from time to time specify in writing, and the Agent shall then immediately remit such funds to the Banks entitled thereto. Each such payment will be applied, first, on account of fees and expenses which may be due and payable hereunder, second, on account of the interest then due and owing, and third, on account of the principal then due and owing, if any.

         SECTION 2.4.4. Increased Costs, Capital Adequacy and Prepayment Costs.

         (a) If any change in any law, regulation, order, decree, treaty, directive or bulletin or in the interpretation or application thereof after the date hereof by any court or administrative or governmental authority charged with the administration thereof, or if any compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) from any central bank or monetary authority or other governmental authority, agency or instrumentality enacted or adopted after the date hereof, shall in any such case:

         (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against any credit extended by the Agent or any Bank or any Affiliate of the Agent or any Bank under this Agreement; or

         (ii) impose on the Agent or any Bank or any parent bank holding company any other condition regarding this Agreement and the result of any event referred to in the preceding clause (i) or in this clause (ii) above shall be to increase the cost to the Agent or any Bank or such holding company of issuing, funding or maintaining the Revolving Working Capital Loans (which increase in cost shall be determined by the reasonable allocation by the Agent or any Bank of the aggregate of such cost increases resulting from such event), then, upon written demand by Agent or any Bank, the Borrower shall pay to the Agent and the applicable Bank from time to time as specified by the Agent or the applicable Bank, additional amounts which shall be sufficient to compensate the Agent and the applicable Bank for such increased cost from the date of such change. A certificate as to such increased cost incurred by the Agent or any Bank as a result of any event mentioned in clause (i) or (ii) above prepared in reasonable detail (which shall include the method employed in determining the allocation of such costs to the Borrower) and otherwise in accordance with this subsection (a), submitted by the Agent or any Bank, as applicable (and signed by an authorized officer of the Agent or the applicable Bank) to the Borrower, shall be conclusive evidence, absent manifest error, as to the amount thereof.

         (b) (i) In addition to the foregoing, if any change in any domestic or foreign law, regulation, order, decree, treaty, directive or bulletin or in the interpretation or application thereof after the date hereof by any court or administrative or governmental authority charged with the administration thereof, or if the compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) from any central bank or monetary authority or other governmental authority, agency or instrumentality enacted or adopted after the date hereof, shall in any such case:

                  (A) subject the Agent or any Bank to any new or additional tax or change in any tax (exclusive of rate changes) with respect to the Revolving Working Capital Credit Notes or the Revolving Working Capital Loans, or change the basis of taxation of payments to the Agent or any Bank of principal, unutilized line fee, interest, premium, or any other amount payable under the Revolving Working Capital Credit Notes; or

                  (B) impose, modify or hold applicable or change any reserve (including, without limitation, basic, supplemental, marginal and emergency reserves) on an industry-wide special deposit, capital adequacy, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or other credit extended by, or any other acquisition of funds for loans by (including, without limitation, all Eurocurrency funding by all "Eurocurrency liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System, as amended) any office of the Agent or any Bank; or

                  (C) impose on the Agent or any Bank any other condition or change therein;

and the result of any of the foregoing is to increase the cost to the Agent or any Bank of making, renewing or maintaining advances or extensions of credit at the LIBOR Rate or to reduce any amount receivable thereon at the LIBOR Rate then, in any such case, the Borrower shall promptly pay the Agent or the applicable Bank, upon written demand (the "Reserve Demand"), such amounts as will compensate the Agent or the applicable Bank for such additional cost or reduced amount receivable.

         (ii) If the Agent or any Bank becomes entitled to claim any additional amounts payable pursuant to this subsection (b), it shall promptly notify the Borrower of such entitlement. A certificate as to any additional amounts payable pursuant to the foregoing submitted by the Agent or any Bank, as applicable (and signed by an authorized officer of the Agent or the applicable Bank), to the Borrower shall, absent manifest error, be conclusive.

         (c) Borrower shall pay to Banks, immediately upon request, such amounts as shall, in the conclusive judgment of Banks, compensate Banks for any loss, cost or expense (including losses in anticipated interest income) incurred by them as a result of any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary, but excluding principal payments made at maturity) of any portion of the Revolving Working Capital Loans bearing interest at the LIBOR Rate on a date other than the last day of the applicable Interest Period.

         (d) Except as otherwise specifically provided in this section, amounts payable by the Borrower pursuant to this section shall be payable within ten
(10) Business Days of receipt by the Borrower of a certificate described in this Section.

         SECTION 2.4.5. Prepayments of the Revolving Working Capital Facility. Revolving Working Capital Loans may be prepaid at any time, in whole or in part, without premium or penalty except as provided in SECTION 2.4.4(c) hereinabove. Unless applicable law provides otherwise, all payments and prepayments received by each Bank hereunder, at the option of that Bank, shall be applied in the following order:

                  (a) to the then outstanding charges and expenses payable under this Agreement, plus a premium equal to the costs incurred by the Banks as provided in SECTION 2.4.4.(c) hereinabove (which charges and expenses shall be disclosed to the Borrower if requested, such request not impacting that Bank's right to be reimbursed therefor);

                  (b) to the then outstanding late charges imposed against the Borrower in connection with the Revolving Working Capital Loans;

                  (c) to any accrued and unpaid interest; and then

                  (d) to the outstanding principal amount of the Revolving Working Capital Loans.

Any and all prepayments shall not affect the obligation, if any, to pay the regular interest payments required hereunder and to pay the outstanding principal balance when due, until all Obligations have been paid in full.

         SECTION 2.5. Reduction in Aggregate Credit Facility Amount. The Borrower may upon five (5) prior Business Days' notice to Agent and each Bank reduce the aggregate amount of the Aggregate Credit Facility in principal amounts of Five Million Dollars ($5,000,000). All such reductions shall be irrevocable, shall be in writing, and shall specify whether the reduction is made in the Project Advance Facility or the Revolving Working Capital Credit Facility. No reduction in the Aggregate Credit Facility shall entitle the Borrower to any refund of any commitment fee, Project Advance Facility Access Fee or Unutilized

Revolving Working Capital Facility Fee theretofore paid or shall relieve the Borrower from any liability for any such fee theretofore accrued or due but not yet paid.


                      SECTION 2A. PROJECT ADVANCE FACILITY

         SECTION 2A.1. The Project Advance Facility. A project advance facility (the "Project Advance Facility") is hereby established as follows:

         SECTION 2A.1.1. Project Advance Loans. Upon the execution of this Agreement, each Bank agrees to extend to the Borrower project advance loans, so that as long as no Event of Default has occurred and is continuing, each Bank agrees to lend to the Borrower, and the Borrower may borrow, repay and, subject to the limitations of SECTION 5.8, reborrow, on a revolving basis, one (1) or more project advance loans (each, individually and collectively with all other Project Advance Loans, a "Project Advance Loan") from time to time during the period commencing after the Closing Date and continuing through the close of business on the Maturity Date, amounts which are at least ONE HUNDRED THOUSAND DOLLARS ($100,000.00) and integral multiples of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) and which do not exceed (after giving effect to all amounts requested) in the aggregate at any one time outstanding the product obtained by multiplying (a) the Bank's Proportionate Share by (b) the Project Advance Commitment Amount in effect from time to time. Notwithstanding any provision of this Agreement to the contrary, all Project Advance Loans made by any Bank to the Borrower shall constitute one obligation of the Borrower to that Bank.

         SECTION 2A.1.2. Use of Proceeds. The proceeds from the Project Advance Loans shall be used by the Borrower solely for the construction of new apartment projects, the acquisition of additional land for future development associated with such new projects (e.g., Phase II land) and the acquisition of individual existing apartment projects, but shall not be used to acquire, directly or indirectly, (a) another corporation, partnership, limited liability company or other business entity (other than entities whose sole asset is a project, the direct acquisition of which would not be prohibited under this Agreement) or (b) more than one (1) apartment project from any Person during any twelve (12) consecutive month period.

         SECTION 2A.1.3. The Borrower's Account. Each Project Advance Loan shall be recorded in the Borrower's Account. There shall also be recorded in the Borrower's Account all prepayments and payments made by the Borrower in respect of the Project Advance Loan and other appropriate debits and credits as herein provided. Each Bank shall render and send to the Agent, which shall then render and send to the Borrower on a monthly basis a statement of the applicable Borrower's Account showing the respective outstanding principal balance of the Project Advance Loan(s), together with interest and other appropriate debits and credits as of the date of the statement. The statement of the

Borrower's Account shall be considered correct in all respects and accepted by and be conclusively binding upon the Borrower unless the Borrower makes specific written objection thereto within thirty (30) days after the date the statement of the Borrower's Account is sent. Notwithstanding the foregoing provisions of this Section, no failure on the part of any Bank or the Agent to comply with the provisions of this Section shall relieve the Borrower of its obligation to pay all sums due under this Agreement.

         SECTION 2A.1.4. Advance Request; Project Advance Facility Access Fee. At least three (3) Business Days before the requested date of each Advance, the Borrower shall deliver to the Agent an Advance Request in the form of EXHIBIT A-2 (the "Advance Request"), duly executed on the Borrower's behalf, specifying the amount of the Advance, and all supporting documentation required by this Agreement (including without limitation SECTION 5.8) and otherwise reasonably necessary for the Agent and the Banks to confirm the request. The Banks shall not be required to make Advances more frequently than once per calendar month and shall, only upon satisfaction of all conditions of this Agreement (including, but not limited to, the provisions of SECTION 5), make the requested Advance to the Borrower on a Business Day within three (3) Business Days after submission of the Advance Request.

Borrower shall pay a project advance facility access fee (the "Project Advance Facility Access Fee") in an amount equal to the greater of:

                  (a) $125,000 per Loan Year; or

                  (b) twenty (20) basis points for the total amount of funds requested for each project as submitted by Borrower in a Project Budget submitted in accordance with SECTION 5.8 hereinafter. Each Project Advance Facility Access Fee shall be due and payable with submission of the Project Budget; provided, however, that all Project Advance Facility Access Fees paid in a given Loan Year shall be credited towards the $125,000 annual minimum of aggregate Project Advance Facility Access Fees paid with respect to that Loan Year. Any annual deficit in the required amount of Project Advance Facility Access Fees shall be paid on or before the end of each Loan Year hereafter. Project Advance Facility Access Fees paid in any given Loan Year in excess of the minimum payable under subsection (a) above shall be credited towards the minimum amount payable in subsequent Loan Years, but the Borrower shall not be entitled to any refund or rebate of the same upon termination or maturity of the Project Advance Facility.

No Advance shall be made unless at the time thereof no Default shall exist.

         SECTION 2A.1.5. Project Advance Notes. On the Closing Date, the Borrower shall issue to each Bank a promissory note executed in substantially the form attached hereto as EXHIBIT C-3 (the "FUNB Project Advance Note") and EXHIBIT C-4 (the "Wachovia Project Advance Note" and, collectively and individually with the FUNB Project Advance Note, the "Project Advance Notes"), with all blanks therein, if any, appropriately completed. The Project Advance Notes shall evidence the obligation of the Borrower to repay to the applicable Bank all Project Advance Loans made by that Bank to the Borrower or any Affiliate.

         SECTION 2A.1.6. Payment of Principal. The aggregate unpaid principal amount of all Project Advance Loans, together with accrued and unpaid interest thereon, as evidenced by the Project Advance Notes, shall, unless sooner accelerated by the Bank following the occurrence of an Event of Default, be repaid by the Borrower on the Maturity Date. Any Excess Debt shall be immediately due and payable.

         SECTION 2A.1.7. Interest Rate and Payment of Interest.

         Each Project Advance Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the LIBOR Rate. The Agent shall endeavor to send to the Borrower, no later than three (3) Business Days prior to the first day of each calendar month hereafter, a statement for all interest due and payable under the Project Advance Facility for the applicable Interest Period; provided, however, that no failure on the part of the Agent to timely deliver such a billing statement shall relieve the Borrower of its obligation to pay all sums due under this Agreement. Such interest shall be payable in arrears on the first day of the first calendar month following the applicable Interest Period, on the first day of each successive month thereafter, for so long as any amount of principal remains outstanding, and when such Project Advance Loan is due (whether at maturity, by reason of acceleration or otherwise); provided, if the first Project Advance Loan requested by the Borrower under this Agreement is advanced to the Borrower after the fifteenth (15th) day of the month, the Borrower's first payment of interest shall not be due until the first day of the second calendar month following such first Project Advance Loan.

         SECTION 2A.1.8. Termination. Subject to the provisions of SECTION 2.1.8., the Project Advance Facility and the Bank's obligation to lend thereunder shall terminate on the Maturity Date, at which time all of the sums due and owing under the Project Advance Facility shall be immediately due and payable.

         SECTION 2A.2. Interest.

         SECTION 2A.2.1. Calculation of Interest. Interest hereunder shall accrue on the basis of a three hundred sixty (360) day year, and shall be calculated according to the actual number of days elapsed during each accrual period.

         SECTION 2A.2.2. Usury. If the rate of interest payable by the Borrower under this Agreement, the Project Advance Notes or the other Loan Documents shall be or become usurious or otherwise unlawful under laws applicable thereto, the interest rate shall be reduced to the maximum lawful rate and any amount paid by the Borrower in excess of the maximum lawful rate shall be considered a payment in reduction of principal or, at the sole election of the applicable Bank, shall be returned to the Borrower.

         SECTION 2A.3. General Terms Applicable to the Project Advance Facility.

         SECTION 2A.3.1. Late Payment. Any payment of interest with respect to the Project Advance Loans which is not made within fifteen (15) days of the date specified for payment shall bear a late fee equal to four percent (4%) of the amount of the payment then due. The imposition or collection of a late fee shall not affect the right of the Agent or any Bank to exercise any of its rights and remedies if an Event of Default has occurred.

         SECTION 2A.3.2. Overdue Payments. Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable hereunder or under any of the Project Advance Notes, shall bear interest from and including the due date thereof until paid, compounded monthly and payable on demand, at the Default Rate, which interest shall be compounded monthly and payable on demand.

         SECTION 2A.3.3. Manner and Time of Payments by the Borrower. All payments made by the Borrower hereunder on account of principal, interest, and fees and expenses shall be made in United States funds on their respective due dates to the Agent in immediately available funds in Charlotte, North Carolina not later than 12:00 p.m. (Charlotte time) at the head office of the Agent or at such other address as the Agent may from time to time specify in writing, and the Agent shall then immediately remit such funds to the Banks entitled thereto. Each such payment will be applied, first, on account of fees and expenses which may be due and payable hereunder, second, on account of the interest then due and owing, and third, on account of the principal then due and owing, if any.

         SECTION 2A.3.4. Increased Costs, Capital Adequacy and Prepayment Costs.

         (a) If any change in any law, regulation, order, decree, treaty, directive or bulletin or in the interpretation or application thereof after the date hereof by any court or administrative or governmental authority charged with the administration thereof, or if the compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) from any central bank or monetary authority or other governmental authority, agency or instrumentality enacted or adopted after the date hereof, shall in any such case:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against any credit extended by the Agent or any Bank or any Affiliate of the same under this Agreement; or

                  (ii) impose on the Agent or any Bank or its parent bank holding company any other condition regarding this Agreement and the result of any event referred to in the preceding clause (i) or in this clause (ii) above shall be to increase the cost to the Agent or any Bank or such holding company of issuing, funding or maintaining the Project Advance Loans (which increase in cost shall be determined by the reasonable allocation by the Agent or any Bank of the aggregate of such cost increases resulting from such event), then, upon written demand by the Agent or any Bank, the Borrower shall pay to the Agent and the applicable Bank from time to time as specified by the Agent or the applicable Bank, additional amounts which shall be sufficient to compensate the Agent and the applicable Bank for such increased cost from the date of such change. A certificate as to such increased cost incurred by the Agent or any Bank as a result of any event mentioned in clause (i) or (ii) above prepared in reasonable detail (which shall include the method employed in determining the allocation of such costs to the Borrower) and otherwise in accordance with this subsection (a), submitted by the Agent or any Bank, as applicable (and signed by an authorized officer of the Agent or any applicable Bank) to the Borrower, shall be conclusive evidence, absent manifest error, as to the amount thereof.

         (b) (i) In addition to the foregoing, if any change in any domestic or foreign law, regulation, order, decree, treaty, directive or bulletin or in the interpretation or application thereof after the date hereof by any court or administrative or governmental authority charged with the administration thereof, or if the compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) from any central bank or monetary authority or other governmental authority, agency or instrumentality enacted or adopted after the date hereof, shall in any such case:

                  (A) subject the Agent or any Bank to any new or additional tax or change in any tax (exclusive of rate changes) with respect to the Notes or the Loans, or change the basis of taxation of payments to the Agent or any Bank of principal, unutilized line fee, interest, premium, or any other amount payable under the Notes; or

                  (B) impose, modify or hold applicable or change any reserve (including, without limitation, basic, supplemental, marginal and emergency reserves) on an industry-wide special deposit, capital adequacy, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or other credit extended by, or any other acquisition of funds for loans by (including, without limitation, all Eurocurrency funding by all "Eurocurrency liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System, as amended) any office of the Agent or any Bank; or

                  (C) impose on the Agent or any Bank any other condition or change therein;

and the result of any of the foregoing is to increase the cost to the Agent or any Bank of making, renewing or maintaining advances or extensions of credit at the LIBOR Rate or to reduce any amount receivable thereon at the LIBOR Rate then, in any such case, the Borrower shall promptly pay the Agent or the applicable Bank, upon written demand (the "Reserve Demand"), such amounts as will compensate the Agent or the applicable Bank for such additional cost or reduced amount receivable.

         (ii) If the Agent or any Bank becomes entitled to claim any additional amounts payable pursuant to this subsection (b), it shall promptly notify the Borrower of such entitlement. A certificate as to any additional amounts payable pursuant to the foregoing submitted by the Agent or the Bank, as applicable (and signed by an authorized officer of the Agent or the applicable Bank), to the Borrower shall, absent manifest error, be conclusive.

         (c) Borrower shall pay to Banks, immediately upon request, such amounts as shall, in the conclusive judgment of Banks, compensate Banks for any loss, cost or expense (including losses in anticipated interest income) incurred by them as a result of any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary, but excluding principal payments made at maturity) of any portion of the Project Advance Loans bearing interest at the LIBOR Rate on a date other than the last day of the applicable Interest Period.

         (d) Except as otherwise specifically provided in this section, amounts payable by the Borrower pursuant to this section shall be payable within ten
(10) Business Days of receipt by the Borrower of a certificate described in this section.

         SECTION 2A.3.5. Prepayments of the Project Advance Facility. Project Advance Loans may be prepaid at any time, in whole or in part, without premium or penalty except as provided in SECTION 2A.3.4.(c) hereinabove. Unless applicable law provides otherwise, all payments and prepayments received by any Bank hereunder, at the option of that Bank, shall be applied in the following order:

                  (a) to the then outstanding charges and expenses payable under this Agreement, plus a premium equal to the costs incurred by the Banks as provided in SECTION 2A.3.4.(c) hereinabove (which charges shall be disclosed to the Borrower if requested, such request not impacting that Bank's right to be reimbursed therefor);

                  (b) to the then outstanding late charges imposed against the Borrower in connection with the Project Advance Loan;

                  (c) to any accrued and unpaid interest; and then

                  (d) to the outstanding principal amount of the Project Advance Loan.

Any and all prepayments shall not affect the obligation, if any, to pay the regular interest payments required hereunder, and to pay the outstanding principal balance when due, until all Obligations have been paid in full.


                    SECTION 3. REPRESENTATIONS AND WARRANTIES

         In order to induce (a) the Agent and the Banks to enter into this Agreement and (b) the Banks to make the Loans, the Borrower makes the following representations and warranties to the Agent and to each Bank, which shall be deemed made as of the date hereof and the Closing Date, and which shall survive the execution and delivery hereof and each performance hereunder. Except for any information provided by the Borrower specifically for each Bank's use in evaluating the approval of the Aggregate Credit Facility, any knowledge acquired by the Agent or any Bank shall not diminish its right to rely upon such representations and warranties.

         SECTION 3.1. Existence of Borrower. The Borrower is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware.

         SECTION 3.2. Existence of General Partner; Status as a REIT. The Borrower's sole general partner, Summit Properties Inc., is a corporation and a self-directed, self-managed REIT duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is duly qualified in all other jurisdictions in which the properties and assets owned, leased or operated by it, or the nature of the business conducted by it, make such qualification necessary and where failure to so qualify would have a material adverse effect on its financial condition or business operations, as applicable.

         SECTION 3.3. Affiliates. Each Affiliate of the Borrower is duly organized, validly existing and in good standing under the laws of its state of incorporation or organization and is duly qualified in all other jurisdictions in which the properties and assets owned, leased or operated by it, or the nature of the business conducted by it, make such qualification necessary and where failure to so qualify would have a material adverse effect on their financial condition or business operations, as applicable. Neither the Borrower nor the General Partner is engaged in any joint venture, partnership or other business arrangement with any other Person except as described in the registration statement, Forms 10-Q and Forms 10-K of the General Partner filed with the SEC from time to time. Borrower shall provide each Bank with a copy of all of its filings with the SEC.

         SECTION 3.4. Authority. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents, the consummation of the transactions herein and therein contemplated, the fulfillment of and compliance with the terms and provisions hereof and thereof have been duly authorized by all necessary partnership and corporate action of the Borrower and the General Partner, and is within their respective limited partnership and corporate power and will not result in a violation of their respective Partnership Agreement and Certificate of Incorporation or Bylaws, if and as amended.

         SECTION 3.5. Binding Obligations. This Agreement, the Notes and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower enforceable against it in accordance with their respective terms, except as the same may be limited by bankruptcy or general principles of equity.

         SECTION 3.6. Noncontravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents will not violate any existing law, ordinance, rule, regulation or order of any Federal, state or local governmental body, instrumentality or agency or result in a breach of any of the terms of, or constitute a default under, any material indenture, mortgage, deed of trust, lease, agreement, document, or instrument to which it is a party or by which it or any of its properties or assets are bound or result in or require the imposition of any Encumbrances on any of its properties or assets, other than mortgages or deeds of trust being repaid in full with the proceeds of the Aggregate Credit Facility.

         SECTION 3.7. Permits. The Borrower possesses all material permits, authorizations, licenses, approvals, waivers and consents, without unusual restrictions or limitations, the failure of which to possess would have a material adverse effect on the Borrower's ability to own and/or lease its properties and assets and to conduct the business in which it is presently engaged, all of which are in full force and effect. Each Affiliate of the Borrower possesses all permits, authorizations, licenses, approvals, waivers and consents, without unusual restrictions or limitations, the failure of which to possess would have a material adverse effect on the financial condition or business operations of the Borrower or the General Partner.

         SECTION 3.8. No Consents. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents on the Closing Date does not require any approval, consent or waiver under any material agreement, document, or instrument to which the Borrower or the General Partner is a party or by which either of them or their properties or assets may be bound or effected. No approval, authorization, consent, waiver or order of, or registration, application or filing with, any Federal, state or local governmental body, instrumentality or agency is required in connection with the transactions contemplated by this Agreement, the Notes or the other Loan Documents.

         SECTION 3.9. Financial Statements. The Borrower has furnished to the Bank (a) (i) the Borrower's Financial Statements dated as of December 31, 1995 and related footnotes, audited and certified by Deloitte & Touche and (ii) the Summit Entities' (as defined in the Prospectus) combined annual Financial Statements dated as of December 31, 1995, all with all related footnotes, audited and certified by Deloitte & Touche and (b) the quarterly Financial Statements for the Borrower dated as of September 30, 1996, unaudited. All Financial Statements of the Borrower, the General Partner, the Summit Entities and, to the best of the Borrower's knowledge, predecessor owners of any of the Properties heretofore delivered to the Agent or any Bank present fairly the financial condition and results of business operations of the Borrower for the periods indicated in accordance with GAAP. The Borrower has no material direct or contingent liabilities, liabilities for taxes, unusual commitments or unrealized or unanticipated losses not disclosed in such Financial Statements which when taken together would have a material adverse effect on the Borrower or any Property. Since the date of the latest dated balance sheet included in the Financial Statements, there has been no material adverse change in the business operations or financial condition of the Borrower from that set forth in the balance sheet contained in such Financial Statements, no shares of its capital stock (or any warrant to purchase, options to acquire or notes convertible, in whole or in part, into any shares of its capital stock) have been purchased or acquired by any Person in any manner other than pursuant to the Public Offering or except as disclosed in the Prospectus or otherwise disclosed to the Agent and each Bank, nor has the Borrower acquired any real property, nor has Borrower acquired any personal property out of the ordinary course of business.

         SECTION 3.10. Financial Information. All written data, reports and information which the Borrower has supplied to the Agent or any Bank or caused to be so supplied by a third party on its behalf in connection with this Agreement are complete and accurate in all material respects and contain no material omission or misstatement except such as have been corrected in a writing delivered to the Agent and each Bank.

         SECTION 3.11. Brokers. No broker or finder has brought about the obtaining, making or closing of, and no broker's or finder's fees or commissions will be payable by the Borrower to any Person in connection with, the transactions contemplated by this Agreement, and the Borrower shall indemnify and hold the

Agent and the Banks harmless from and against any and all cost, claim, liability, damage or expense (including but not limited to reasonable attorneys' fees) in connection therewith.

         SECTION 3.12. Use of Proceeds. The Borrower is not an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. Sections 80(a)(1) et seq.). The extension of the Loans, the application of the proceeds and repayment thereof by the Borrower and the performance of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the SEC thereunder. The Borrower does not own any margin security as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System. None of the proceeds of the Loans will be used, or have been used, directly or indirectly, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute any of the Loans a "Purpose Credit" within the meaning of said Regulation U or Regulations G or X of the Federal Reserve Board. The Borrower will not take, or permit any Person acting on its behalf to take, any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

         SECTION 3.13. Statutory Compliance. The Borrower and each of its Affiliates is in material compliance with all material laws, ordinances, rules, regulations and orders of all Federal, state or local governmental bodies, instrumentalities or agencies applicable to it, its properties and assets and the business conducted by it, including, without limitation, (i) the provisions of the Code (Sections 856 through 860) relating to the organization of REIT's and their qualification and maintenance as such, (ii) all SEC and state "blue sky" laws, (iii) ERISA, (iv) the United States Occupational Safety and Health Act of 1970 and (v) all Environmental Laws, except where noncompliance would not have a material adverse affect on the Borrower or its Properties.

         SECTION 3.14. Commitments. The General Partner has no fixed, contingent or other obligations to issue any shares, or rights exercisable into shares, of its capital stock except as set forth in the Prospectus.

         SECTION 3.15. Events of Default. No Event of Default, and no event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default, has occurred and/or is continuing.

         SECTION 3.16. Other Defaults. Neither the Borrower nor any of its Affiliates is in material default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any indenture, mortgage, deed of trust, lease, agreement, document or instrument to which it is a party or by which it or its properties and assets are bound.

         SECTION 3.17. Taxes. The Borrower and its Affiliates have filed all tax returns and reports required to be filed by them with any and all Federal, state or local governmental bodies, instrumentalities or agencies and has paid in full, or made adequate provisions or established adequate reserves for, the payment of all taxes, interest, penalties, assessments or deficiencies shown to be due or claimed to be due on or in respect to such tax returns and reports.

         SECTION 3.18. Solvency. The Borrower and each Affiliate of Borrower is currently Solvent and is not contemplating either the filing of a petition by it under any Federal or state bankruptcy or insolvency law or the liquidating of all or a major portion of its properties and assets, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it or any Affiliate of Borrower.

         SECTION 3.19. Capitalization. The outstanding shares of capital stock of the General Partner have been duly issued and are fully-paid and non-assessable. Except as set forth in the registration statements, Forms 10-Q and Forms 10-K of the General Partner on file with the SEC, from time to time, there are outstanding no options, warrants or other securities exercisable or exchangeable for or convertible into shares of capital stock of the General Partner.

         SECTION 3.20. Litigation. There are no actions, suits, proceedings or other Litigation by or before any Federal, state or local governmental body, instrumentality or agency or any arbitration or alternate dispute resolution proceeding, pending or, to the knowledge of the Borrower or any of its officers, threatened against the Borrower or any Affiliate of Borrower or their properties or assets, which if adversely determined, would, together with all other such litigation and proceedings if similarly determined, have a material adverse effect on the Borrower or the General Partner, their business operations, financial condition or otherwise, or materially impair the ability of any of them to pay, perform or discharge the Obligations.

         SECTION 3.21. Title to Properties. Each of the Borrower and its Affiliates has good and marketable title to all of the properties, assets and rights of every name and nature now purported to be owned by it, including, without limitation, such properties, assets and rights as are reflected in the Financial Statements referred to in SECTION 3.9., free from all Encumbrances except those Encumbrances disclosed in these Financial Statements, and, except as so disclosed, free from all defects of title that might materially adversely affect such properties, assets or rights, taken as a whole. The Borrower's and each of its Affiliate's properties and assets are sufficient to permit it to conduct the business in which it is presently engaged. The Borrower and each of its Affiliates possesses all trademarks, service marks, trade names, trade service styles, copyrights and patents that may be necessary to own its properties and assets and to conduct its business as it is presently conducted or as it intends to conduct such business hereafter without any infringement or conflict with the rights of any other Person or any violation of law or material adverse effect on its financial condition or business operations.

         SECTION 3.22. Labor Relations. The Borrower is not a party to any collective bargaining or other agreement with any union and there are no material grievances, disputes or controversies with any union or other organization of the Borrower's employees, or threats of strikes, work stoppages or demands by any union or such other organization.

         SECTION 3.23. Guarantees. Except as set forth in the Financial Statements referred to in SECTION 3.9., neither the Borrower nor the General Partner is a party to any Guarantee or other similar type of agreement, and neither the Borrower nor the General Partner has offered its endorsement to any Person which would in any way create a contingent liability (except by endorsement of negotiable instruments payable at sight for deposit or collection or similar banking transactions in the Borrower's ordinary course of business).

         SECTION 3.24. ERISA. The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and no "prohibited transaction" or "reportable event" (as such terms are defined in ERISA) has occurred with respect to any Plan.

         SECTION 3.25. Environmental Protection.

         (a) The business operations of the Borrower and all its Affiliates comply in all material respects with all Environmental Laws.

         (b) Neither the Borrower nor any of its Affiliates has received (i) any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of any Hazardous Materials or (ii) any letter or request for information under CERCLA or any other Environmental Laws, and, to the best of the Borrower's knowledge, based upon reasonable investigation, the operations of the Borrower and its Affiliates are not the subject of any investigation by a Federal, state or local governmental instrumentality, body or agency evaluating whether any remedial action is needed to respond to a Release or threatened Release of any Hazardous Material or claim, or threatened lawsuit or claim arising under or related to any Environmental Law.

         (c) The Borrower and each of its Affiliates is not and their respective properties, assets and operations are not subject to any outstanding written order or agreement with any Federal, state or local governmental instrumentality, body or agency or private party respecting any Environmental Laws.

         (d) Neither the Borrower nor any of its Affiliates has filed any notice under any Environmental Law indicating past or present treatment or disposal of Hazardous Materials, and all of the operations of the Borrower and its Affiliates which involve the generation, transportation, treatment, storage or disposal of Hazardous Materials are in substantial and material compliance with all Environmental Laws.

         (e) To the best of the Borrower's knowledge, based upon reasonable investigation, no Hazardous Material exists on, under or about any of the Properties, real or personal, in a manner that could give rise to any claim or suit against the Borrower or any Affiliate, and neither the Borrower nor any Affiliate has filed any notice or report of a Release of any Hazardous Materials that could give rise to any such claim or suit against the Borrower or any Affiliate.

         (f) The representation and warranties in subsection (a) through (e) above shall be deemed to be made only with respect to matters material to the financial condition or business operations of the Borrower and the General Partner.

         SECTION 3.26. NYSE Listing. The General Partner's common stock is duly listed on the New York Stock Exchange ("NYSE") and the General Partner has timely filed all reports required to be filed by it with the NYSE.

         SECTION 3.27. Registration Documents. The registration statements, Forms 10-Q and Forms 10-K of the General Partner and all amendments or supplements thereto, as filed from time to time, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         SECTION 3.28. Materiality. Nothing has come to the attention of the Borrower that causes it to believe that any documents or agreements delivered or caused to be delivered by it, or any statements made by the Borrower or its agents or representatives, to the Agent, the Banks or their respective agents or representatives regarding the transactions contemplated hereby, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.


                SECTION 4. CONDITIONS TO OBLIGATION OF THE BANKS

         The Banks shall have no obligation under this Agreement unless and until they are satisfied, in their collective reasonable credit judgment, that all of the following conditions shall have been fulfilled prior to or on the Closing Date:

         SECTION 4.1. Representations and Warranties True. The representations and warranties contained in SECTION 3 are true and correct, and the Borrower shall have so certified to the Agent.

         SECTION 4.2. Delivery of Documents. The Borrower shall have duly executed and delivered to the Agent, in form and substance satisfactory to the Agent and its legal counsel, this Agreement, the Notes, the other Loan Documents and all further documents as they may request to evidence the obligations of Borrower and General Partner. In addition, the Agent shall have received or agreed to waive or delay the receipt of:

         SECTION 4.2.1. Copies of all partnership and corporate action taken by the Borrower and the General Partner to authorize the execution and delivery of this Agreement, the Notes and the other Loan Documents, together with a certificate of the General Partner's corporate secretary certifying that the same are true, correct and complete as of the Closing Date.

         SECTION 4.2.2. Copies of the Borrower's and the General Partner's Certificate of Limited Partnership, Certificate of Incorporation and Bylaws, if and as amended, together with a certificate of the General Partner's corporate secretary certifying that the same are true, correct and complete as of the Closing Date.

         SECTION 4.2.3. A certificate(s) issued by the appropriate tax departments or agencies of North Carolina and Delaware with respect to the Borrower and North Carolina and Maryland with respect to the General Partner, to the effect that the Borrower and the General Partner, as applicable, have paid all income, sales and applicable taxes. This requirement shall be deemed satisfied if this material shall be dated and delivered within thirty (30) days of the date hereof.

         SECTION 4.2.4. A certificate issued by the offices of the Secretary of State of the state of the Borrower's and the General Partner's formation to the effect that each is legally existing and in good standing under the laws of such state.

         SECTION 4.2.5. Certificates issued by the office of the Secretary of State of North Carolina and Delaware with respect to the Borrower, and North Carolina and Maryland with respect to the General Partner, to the effect that such entities are duly qualified and in good standing under the laws of such states. This requirement shall be deemed satisfied if this material shall be delivered within thirty (30) days of the date hereof.

         SECTION 4.2.6. A certificate of the corporate secretary of the General Partner certifying to the incumbency and signatures of all officers of the General Partner who are authorized to execute this Agreement, the Notes, the Guaranties and/or the other Loan Documents for the General Partner on the Borrower's behalf.

         SECTION 4.2.7. A guaranty in each of the forms attached as EXHIBIT D-1 and EXHIBIT D-2.

         SECTION 4.2.8. The Borrower shall deliver a certificate from its chief financial officer that the Borrower and the General Partner, after giving effect to the transactions contemplated by the Agreement, are Solvent on the Closing Date.

         SECTION 4.2.9. Such further documents, instruments and agreements as the Agent shall reasonably request, all satisfactory in form and substance satisfactory to the Agent and its legal counsel.

         SECTION 4.3. Opinion of Counsel. The Agent shall have received from legal counsel for the Borrower a letter or letters providing the legal opinions set forth in EXHIBIT E attached hereto satisfactory in form and substance to the Agent and the Banks' legal counsel.

         SECTION 4.4. Payment of Fees. The Borrower shall have paid any applicable fees and expenses due to the Agent and the Banks at closing, including the fees and expenses of legal counsel to the Agent and the Banks.

         SECTION 4.5. Commitment Fee. The Borrower shall have paid to the Agent for the account of the Banks a non-refundable commitment fee in the amount of $120,000, which shall be due and payable on the Closing Date regardless of whether or not any Advances are made hereunder.

         SECTION 4.6. Legal Matters. All legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to the Agent, the Banks and their legal counsel.

         SECTION 4.7. No Adverse Change. There has been no material adverse change in the financial condition or business operations of the Borrower or the General Partner since the date of the last Financial Statements or other financial reports delivered to the Agent and the Banks.

                    SECTION 5. CONDITIONS TO MAKING ADVANCES

         The Banks shall have no obligation to make any Advances unless and until the Agent is satisfied, in its reasonable discretion, that all of the following conditions shall have been fulfilled prior to or contemporaneously with the making of such Advances:

         SECTION 5.1. Notice of Borrowing. The Agent shall have received, in a timely manner, an Advance Request in a form satisfactory to the Agent.

         SECTION 5.2. No Adverse Change. No event, circumstance, or condition shall exist or shall have occurred and be continuing which has a Material Adverse Effect.

         SECTION 5.3. Truth of Representations and Warranties. All of the representations and warranties set forth in the Advance Request are true and correct in all material respects as of the date of the requested Advance.

         SECTION 5.4. No Event of Default. No event has occurred and is continuing or would as a result of the Advance occur, which constitutes an Event of Default.

         SECTION 5.5. Payment of Fees. The Borrower shall have paid any fees and expenses due and payable to the Agent or the Banks, including the reasonable fees and expenses of the legal counsel of the Agent and the Banks.

         SECTION 5.6. Partnership and Corporate Action. To the extent necessary, the partnership and corporate action referred to in SECTION 4.2.1. shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to SECTION 4.2.6. or as subsequently reflected in a new certificate of incumbency delivered to the Agent in connection with the requested Advance.

         SECTION 5.7. Legal Matters. All legal matters incident to the transactions contemplated by this Agreement shall be reasonably satisfactory to the Agent, the Banks and their legal counsel and no change shall have occurred in any law or regulation or interpretation thereof which, in the opinion of the Agent, the Banks or their legal counsel, would make it illegal or against the policy of any governmental body, agency or instrumentality for the Banks to make Advance(s).

         SECTION 5.8. Special Conditions Precedent With Respect to Advances Under the Project Advance Facility. In addition to the applicable Project Advance Facility Access Fee, the Borrower shall deliver to the Agent, at the time of the initial Advance Request with respect to any given project, for an Advance under the Project Advance Facility, the following:

                  (a) the Project Budget applicable to the apartment project in question;

                  (b) a copy of the purchase agreement applicable to the apartment project in question;

                  (c) proof of allocation of sufficient funds under the Project Advance Facility to finance the construction and/or acquisition of the apartment project in question (funds having been so allocated shall not be advanced for any other project, acquisition or construction);

                  (d) written certification by an officer of the General Partner that the Project Advances requested under the Project Advance Facility plus other sources of capital identified with the Project Budget are sufficient to cover all costs contemplated by the Project Budget as submitted; and

                  (e) Advances made under the Project Advance Facility with respect to any given project, even if repaid, may not be readvanced with respect to that project, provided, however, that funds previously Advanced under the Project Advance Facility but repaid may be Advanced with respect to another project(s) upon compliance by the Borrower with the other terms of this Agreement.


                  SECTION 6. AFFIRMATIVE COVENANTS OF BORROWER

         The Borrower covenants and agrees that from the Closing Date until the payment and performance in full of the Obligations, unless the Agent and the Banks otherwise consent in writing:

         SECTION 6.1. Financial Statements and Reporting Requirements.

         The Borrower shall furnish to the Agent:

                  (a) as soon as available, but in no event later than one hundred twenty (120) days after the end of each of its fiscal years, consolidated and, as to any Affiliate of the Borrower as to which the Agent shall reasonably request on not less than ninety (90) days' notice, consolidating, Financial Statements of the Borrower, its Affiliates and the General Partner for such year, audited and accompanied by the opinion of independent certified public accountants acceptable to the Banks. All such Financial Statements and reports shall be in form and substance acceptable to the Agent. Concurrently with the delivery of such Financial Statements, the Borrower shall also deliver a copy of said certified public accountants' management report and letters (which must not contain any Qualification) and a written statement by such accountants that, in the making of the audit necessary for their report and opinion upon such Financial Statements, they have obtained no knowledge of any Default or, if in the opinion of such accountants any such Default exists, they shall disclose in such written statement the nature and status thereof.

                  (b) as soon as available, copies of (i) any material reports submitted to the Borrower by independent public accountants in connection with any interim review of the accounts of the Borrower or any of its Affiliates made by such accountants; (ii) all proxy statements, financial statements and reports as the General Partner shall send to its stockholders or as the Borrower may file with the SEC or any similar governmental authority at any time having jurisdiction over the Borrower or its Affiliates, including Form 10-Q (no later than sixty (60) days after the end of each fiscal quarter) and Form 10-K (no later than one hundred twenty (120) days after each fiscal year end); and (iii) all correspondence to or from the IRS relating to the General Partner's status as a REIT.

                  (c) no earlier than April 1 and no later than May 1 of each year, evidence in form and substance reasonably satisfactory to the Banks indicating that the General Partner is and has maintained at all times since its inception its status as a REIT.

                  (d) within thirty (30) days after the end of each calendar quarter, a statement detailing the Borrower's use of all proceeds from the Aggregate Credit Facility.

                  (e) Within thirty (30) days after the end of each calendar quarter, operating statements (A) for all Properties combined and for each Property, (B) for all Unencumbered Properties combined and (C) for all Bond-Financed Communities combined, which statements shall include: the respective apartment project name and location; the Borrower's or General Partner's percentage of ownership interest; leasing status; and net operating income. All operating statements for a period also shall include a comparison to the budget for such period and an explanation of any variances from such budget as well as capital expenditure information. All budgets shall include projections, on a monthly basis, of all revenues and expenditures of any kind to be incurred for the period covered by such budget.

                  (f) Each March 31, June 30, September 30 and December 31, a report in substantially the form of EXHIBIT B providing the financial information set forth therein; certifying then current compliance with the financial covenants set forth in SECTION 8 and the absence of Defaults hereunder signed on behalf of the Borrower by the chief financial officer of the General Partner.

                  (g) Each June 30 and December 31, narrative and numerical reports on the Borrower's Properties and development and acquisition activities for the most recent semiannually period (including without limitation a breakdown of Unencumbered Properties).

                  (h) As soon as the Borrower acquires knowledge of the same, notice of any Default hereunder.

         SECTION 6.2. Hazard and Liability Insurance.

         (a) The Borrower and each of its Affiliates shall keep each Property insured against fire and other hazards (so-called "All Risk Coverage") to the same extent and covering such risks as is customary in the state for similar business, but in no event in an aggregate amount less than the full replacement value thereof. The Borrower shall also maintain public liability coverage against claims for personal injuries or death, business interruption, worker's compensation, employment or similar insurance with coverage and in amounts reasonably satisfactory to the Agent and as may be required by applicable Law.

         (b) The Borrower shall maintain (i) All Risk Coverage written on a builder's risk, completed value, non-reporting form; (ii) flood insurance, if the Improvements are located in any federally designated "special hazard area";
(iii) commercial general liability insurance and owner's contingent or protective liability insurance; (iv) employer's liability insurance; (v) umbrella liability insurance; (vi) rent loss, insurance and (vii) workmen's compensation insurance.

         (c) In the event of any loss or damage in excess of $500,000 to any Property, the Borrower shall give immediate written notice to the Agent and to its insurers of such loss or damage and shall promptly file proof of loss with the insured's insurers.

         (d) All Affiliates of Borrower not described in subsections (a) through
(c) above shall maintain casualty and liability insurance as would be customary and prudent (i) in the state(s) where such operate and (ii) for similar businesses.

         SECTION 6.3. Maintenance of Existence. The Borrower and each of its Affiliates shall preserve and maintain its respective limited partnership or corporate existence, rights, franchises and privileges, including its corporate name, in the state of its formation and qualify and remain qualified as a foreign limited partnership or corporation in each jurisdiction in which such qualification is necessary or desirable. The General Partner shall at all times be self-directed and self-managed.

         SECTION 6.4. REIT Status. The General Partner shall maintain its qualification as a REIT for federal income tax purposes.

         SECTION 6.5. Preservation of Properties. The Borrower and each of its Affiliates shall preserve and maintain each of its Properties in good repair, working order and operating condition consistent with a first class apartment project, normal wear and tear excepted, and the Borrower shall immediately notify the Bank of any event causing material loss or unusual depreciation in the value of the property in question.

         SECTION 6.6. Taxes and other Assessments. The Borrower shall pay and discharge, and maintain adequate reserves for the payment and discharge of, all taxes, assessments, government charges or levies, or claims for labor, supplies, rent or other obligations made against it or its properties and assets which, if unpaid, might become an Encumbrance against the Borrower, any such of its Affiliates or their properties and assets, except liabilities which are being contested in good faith in appropriate proceedings, except that the Borrower and each such of its Affiliates shall pay all such taxes, assessment, government charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor and provided that
(a) Borrower has notified Agent of the pendency of such proceedings where the contested portion exceeds $100,000 and of the amount in dispute prior to the delinquency of the first installment of taxes affected thereby, and (b) the Borrower shall have paid the uncontested portion of such taxes, charges, fees, rates and assessments and, if applicable law so provides, posted security or made partial payment sufficient to prevent any levy upon or transfer with respect to any Property. The Borrower shall file all federal, state and local tax returns and other reports that it is required by law to file. The Borrower shall promptly notify or cause notice to be given to the Agent of any pending or future audits of its income, sales or other tax returns by the Internal Revenue Service or by any state in which the Borrower conducts business operations and the results of each such audit.

         SECTION 6.7. Inspection. The Borrower shall permit the Agent, the Banks and their respective designees, at any time during normal business hours and upon reasonable prior notice (or if an Event of Default shall have occurred and is continuing, at any time and without prior notice), to (i) subject to reasonable rights of tenants, visit and inspect the properties and assets of the Borrower and its Affiliates (including any Property); (ii) examine and make copies of and take abstracts from the book and records of the Borrower and its Affiliates; and (iii) discuss the affairs, finances and accounts of the Borrower and its Affiliates with its appropriate officers, employees and accountants. In handling such information the Agent, the Banks and their respective designees shall exercise the same degree of care that such Person exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to SECTION 6.1. hereof except that disclosure of such information may be made (i) to prospective assignees, transferees or purchasers of an interest in the Obligations; (ii) as required by law, regulation, rule or order, subpoena, judicial order or similar order; and (iii) as may be required in connection with the examination, audit or similar investigation. The Borrower will cooperate and assist in such inspections, including furnishing all plans, shop drawings and specifications in the Borrower's possession relating to the Improvements.

         SECTION 6.8. Notices. The Borrower shall promptly upon becoming aware of the occurrence of any Event of Default notify the Agent thereof in writing. The Borrower shall also promptly advise the Agent of:

                  (a) any labor controversy resulting in or threatening to result in a strike or work stoppage against the Borrower or its Affiliates;

                  (b) any change of independent public accountants together with the name of the new accountants; or

                  (c) any other matter which has resulted or may result in a material adverse change in the Borrower's or its Affiliates', financial condition or business operations.

         SECTION 6.9. Litigation. The Borrower shall promptly inform the Agent in writing of any action, suit, or proceeding by or before any federal, state or local governmental instrumentality, body or agency, or arbitration or alternate dispute resolution proceeding, which might have a material adverse effect upon its financial condition or business operations.

         SECTION 6.10. Maintenance of Books and Records. Each of the Borrower and its Affiliates shall keep adequate books and records of account, in which true and complete entries will be made reflecting all of its business and financial transactions, and such entries will be made in accordance with GAAP including the maintenance of adequate reserves for depreciation of property, if such reserves are required by GAAP. Each of the Borrower and its Affiliates shall maintain copies of all such books and records on-site or at the Borrower's principal place of business at all times.

         SECTION 6.11. Maintenance of Permits. The Borrower and each of its Affiliates shall obtain and/or maintain in full force and effect all material permits, authorizations, licenses, approvals, waivers and consents which it presently possesses and are advisable to maintain or which may become necessary in the future to conduct its business operations and operate the Properties.

         SECTION 6.12. Use of Proceeds. The Borrower will use the proceeds of the Aggregate Credit Facility solely for the purposes set forth in SECTION
2.1.2. with respect to the Revolving Working Capital Credit Facility and SECTION 2A.1.2 with respect to the Project Advance Facility.

         SECTION 6.13. Payment of Indebtedness. The Borrower and each of its Affiliates shall promptly pay and discharge when due and payable (or within applicable grace periods) all Indebtedness greater than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) due to any Person from the Borrower or any of its Affiliates, except when the amount thereof is being contested in good faith by appropriate proceedings and with reserves therefor being established as a current liability on the books of the Borrower as required by GAAP.

         SECTION 6.14. Estoppel Certificate. The Borrower shall at any time furnish within ten (10) days of request by the Agent a written statement in such form as may be required by the Agent stating (i) that the Loan Documents are valid, binding and enforceable obligations of the Borrower and any applicable of its Affiliates (except as may be limited by bankruptcy and general principles of equity); (ii) the outstanding principal balance of the Loans; (iii) the date to which interest is paid; (iv) that the Loan Documents have not been released, subordinated or modified; (v) that, to the best of its knowledge, there are no offsets or defenses against the enforcement of the Loan Documents, and (vi) any such other matters reasonably requested by the Agent. If any of the foregoing statements are untrue, the Borrower shall, alternatively, specify the reasons therefor.

         SECTION 6.15. Additional Offices. The chief executive office of the Borrower and the General Partner shall be located at the address set forth in
SECTION 13.2.

         SECTION 6.16. Compliance with Laws. The Borrower and each of its Affiliates shall comply with the requirements of all applicable material laws, ordinances, rules, regulations and orders of any federal, state or local governmental body, instrumentality or agency.

         SECTION 6.17. ERISA. The Borrower and the General Partner shall: (i) make prompt payments of contributions required to meet the minimum funding standards set forth under ERISA with respect to each and every Plan and, promptly after the filing thereof, furnish to the Agent copies of each annual report required to be filed under ERISA in connection with each and every Plan for each and every Plan year; (ii) notify the Agent immediately of any fact, including, but not limited to, any "reportable event", arising in connection with any Plan which might constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States district court of a trustee to administer the Plan; (iii) promptly after the issuance thereof, furnish to the Agent a copy of any notice of any "reportable event" given to the PBGC with respect to any Plan; (iv) promptly after receipt thereof, furnish to the Agent copy of any notice received from the PBGC relating to the intention of the PBGC to terminate any Plan or to appoint a trustee to administer any Plan; and (v) furnish to the Agent, promptly upon its request therefor, such additional information concerning each and every Plan as may be reasonably requested.

         SECTION 6.18. Compliance with Environmental Laws.

         (a) The Borrower shall promptly advise the Agent in writing and in reasonable detail of (i) any Release of any Hazardous Material required to be reported to any federal, state or local governmental authority, instrumentality or agency under any applicable Environmental Laws; (ii) any and all written communications with respect to claims or suits under such laws or any Release of Hazardous Materials required to be reported to any federal, state or local governmental authority, instrumentality or agency; (iii) any remedial action taken by the Borrower, each Affiliate or any other Person in response to (A) any Hazardous Materials on, under or about the properties or assets of the Borrower or any Affiliate, the existence of which could give rise to a claim or suit resulting in a material adverse change of the Borrower's or any Affiliate's business operations or financial condition, or (B) any claim or suit resulting in a material adverse change of the Borrower's or any Affiliate's business operations or financial condition; (iv) the Borrower's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Borrower's or any Affiliate's business premises that could cause such premises or any part thereof to be classified as "border-zone property" or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws; and (v) any request for information from any federal, state or local governmental authority, instrumentality or agency that indicates such authority, instrumentality or agency is investigating whether the Borrower or any Affiliate may be potentially responsible for a Release of Hazardous Materials.

         (b) The Borrower shall, at its own expense, provide copies of such documents or information as the Agent may reasonably request in relation to any matters disclosed pursuant to this section.

         (c) The Borrower and each of its Affiliates shall comply with all Environmental Laws and establish and maintain policies and procedures to ensure and monitor continued compliance with all Environmental Laws. The Borrower and each Affiliate shall, to the extent required by any Environmental Law, promptly take any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about its business premises. If the Borrower or any Affiliate undertakes any remedial action with respect to any Hazardous Materials on, under or about its business premises, the Borrower and such Affiliate shall conduct and complete such remedial action in compliance with the policies, orders and directives of any and all federal, state and local governmental authorities, instrumentalities or agencies except when and only to the extent that the Borrower's or such Affiliate's liability for such presence storage, use, disposal, transportation or discharge of any Hazardous Material is being contested in good faith.

         (d) The Borrower hereby agrees to indemnify and hold the Agent and the Banks harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses limited to actual expenses and actual fees incurred based on actual number of hours worked and normal hourly rates) of every kind and nature suffered by or asserted against the Agent or any Bank as a direct or indirect result of (i) any of the representations, warranties and covenants in this Agreement regarding environmental matters (the "Environmental Assurances") being false or untrue in any material respect or (ii) the Borrower or any of its Affiliates not complying with the Environmental Assurances in any material respect, or (iii) any requirement under any Environmental Laws which requires the elimination or removal of any Hazardous Materials. The Borrower's obligations hereunder to the Agent and the Banks shall not be limited to any extent by the term of the Notes, and, as to any act or occurrence prior to payment in full and satisfaction of the Notes which gives rise to liability to the Agent or any Bank on account of the matters set forth herein, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Notes, provided, however, that the Borrower's liability under Section 6.18(d)(iii) shall not apply to Hazardous Materials which were initially introduced in, under or upon a Property after the Borrower and/or its Affiliates had ceased to be an owner or operator of the Property.

         SECTION 6.19. NYSE Listing. The General Partner's common stock shall at all times be duly listed on the NYSE and the Borrower and General Partner shall timely file all reports required to be filed with the NYSE.

         SECTION 6.20. Loans in Excess of Commitment Amount. If at any time the Outstanding Amount shall exceed the Revolving Working Capital Commitment Amount or the Project Advance Commitment Amount (which event, notwithstanding the provisions of this section, shall be a Default), the Borrower shall cure the same immediately after the Agent or any Bank notifies the Borrower of same. The Borrower may cure the Revolving Working Capital Credit Commitment Amount or the Project Advance Commitment Amount, as applicable, noncompliance: (i) by reducing the outstanding principal balance of the relevant Revolving Working Capital Loan or the Project Advance Loan, as applicable; or (ii) by any other means acceptable to each Bank, in that Bank's sole and absolute discretion. Any attempt by the Borrower to effect a cure under subsection (ii) above shall be subject to the condition that all documents executed in connection therewith be in form and substance reasonably acceptable to each Bank.

         SECTION 6.21. Business of the Borrower. The primary business of the Borrower and its Affiliates shall be the acquisition, renovation, construction, management and/or development of multifamily apartment properties in the United States and activities incidental thereto.

         SECTION 6.22. Deposit Accounts. The Borrower and the General Partner shall maintain a demand deposit account with each of the Banks, provided the terms and fees of such accounts are reasonably competitive with similar accounts at other banks.

         SECTION 6.23. Notification of Significant Transactions. The Borrower shall immediately notify the Agent and each Bank of the sale(s) or other disposition(s) or purchase(s) of other acquisition(s) of Properties of value aggregating to $10,000,000 or more in any given calendar year.


                          SECTION 7. NEGATIVE COVENANTS

         The Borrower, covenants and agrees that from the date hereof until the payment and performance in full of the obligations, unless the Agent and the Banks otherwise consent in writing:

         SECTION 7.1. Leases. Neither the Borrower nor any of its Affiliates shall during any fiscal year enter into any leases of real or personal property with respect to any Property other than in the ordinary course of business.

         SECTION 7.2. Dividends. The Borrower and the General Partner may pay Dividends on any class of its capital stock or equity interests, as applicable, and make any other distribution or payment on account of or in redemption, retirement or purchase of such capital stock or equity interest, only so long as
(A) the payment of Dividends paid by or payable to the General Partner in any calendar year does not exceed 100% of the General Partner's share of the Borrower's Funds From Operations for calendar year 1996 and 90% of the General Partner's share of the Borrower's Funds From Operations for each calendar year thereafter; (B) the payment of Dividends to owners of the Borrower other than the General Partner does not exceed 100% of such non-General Partner owners' share of the Borrower's Funds From Operations for calendar year 1996 and 90% of the General Partner's share of the Borrower's Funds From Operations for each calendar year thereafter; and (C) the General Partner is at all times maintained and qualified as a REIT.

         SECTION 7.3. Capital Expenditures. Neither the Borrower nor any of its Affiliates shall purchase or agree to purchase, or incur any obligations (including that portion of the obligations arising under capital leases that is required to be capitalized on the balance sheet of the Borrower and its Affiliates) for, any equipment or other property constituting fixed assets other than in the ordinary course of business if at the time of, or as a result of, such transaction there exists an Event of Default hereunder.

         SECTION 7.4. ERISA. Neither the Borrower nor any member of the Controlled Group shall permit any plan maintained by it to (i) engage in any "prohibited transaction" (as defined in Section 4975 of the Code; (ii) incur any "accumulated funding deficiency"

(as defined in Section 302 of ERISA) whether or not waived; or (iii) terminate any Plan in a manner that could result in the imposition of an Encumbrance on the property and assets of the Borrower or any of its Affiliates pursuant to
Section 4068 of ERISA.

         SECTION 7.5. Change Name or Location. Neither the Borrower nor the General Partner shall change its partnership or corporate name or conduct its business under any name other than those set forth in the Financial Statements delivered pursuant to SECTION 3.9 or change its chief executive office or place of business from the address shown in SECTION 13.2 unless it has given the Agent at least thirty (30) days prior written notice.

         SECTION 7.6. Contracts. Neither the Borrower nor any Affiliate shall enter into any contract with an Affiliate other than on such terms as would be contained in an agreement executed at arms' length or better with an unrelated third party (except for construction and management contracts with Summit Management Company and Summit Apartment Builders, Inc.).

         SECTION 7.7. Compliance with Environmental Laws. The Borrower shall not and shall not permit any of its Affiliates to (a) use any of the Properties or any portion thereof for the handling, processing, storage or disposal of any Hazardous Materials except in compliance with Environmental Laws; (b) except in compliance with applicable Environmental Laws, cause or permit to be located on any of the Properties any underground tank or other underground storage receptacle for Hazardous Materials; (c) generate any Hazardous Material on any of the Properties, except in compliance with all applicable Environmental Laws;
(d) conduct any activity at any Properties or use any Properties in any manner so as to cause a Release or threatened Release of Hazardous Materials on, upon or in the Properties except in compliance with all applicable Environmental Laws; or (e) otherwise conduct its business operations in a manner that would result in a violation of any Environmental Law or bring such Properties into violation of any Environmental Law which might have a material, adverse affect on the Borrower or the General Partner.

         SECTION 7.8. Fiscal Year. The Borrower shall not change its fiscal year end, except upon thirty (30) days prior written notice to the Agent and the Banks.

         SECTION 7.9. REIT Acquisitions. Other than as disclosed in the September 30, 1996, Financial Statements referred to in SECTION 3.9, the General Partner shall acquire no assets or liabilities other than general or limited partnership interests in the Borrower; provided, the General Partner may acquire partial ownership of partnerships in which the Borrower owns and continues to own all the remaining partnership interests in such partnership not owned by the General Partner.

         SECTION 7.10. No Mergers or Consolidations. Neither the Borrower nor the General Partner, nor any Affiliate of the Borrower or the General Partner shall enter into any transaction of merger or consolidation, or acquisition or disposition of all or substantially all of the assets of any Person (including without limitation the Borrower, the General Partner or any Affiliate) without the prior written consent of the Banks, unless (a) (i) the Borrower, the General Partner or the Affiliate, as applicable, is the surviving entity in the transaction of merger, acquisition or consolidation, as applicable, (ii) it is the acquisition of 100% of all equity interests in an entity whose sole asset is a property the direct acquisition of which would not be prohibited under this Agreement, or (iii) the merger or consolidation is among Affiliates of Borrower and the General Partner or results in a merger or consolidation of affiliates into the Borrower or General Partner; provided, however, the Borrower or the General Partner must be the surviving entity in any merger or consolidation involving either of them, and (b) the Borrower is in full compliance, both before and after giving effect to the transaction, with all of the terms of this Agreement.

         SECTION 7.11. Unconsolidated Affiliate Indebtedness. All Indebtedness (collectively, "Unconsolidated Affiliate Indebtedness") of Affiliates of the Borrower whose financial information is not fully consolidated under GAAP with the Borrower (each, an "Unconsolidated Affiliate") but which, if consolidated, would have otherwise been included in the definition of "Consolidated Total Debt", "Secured Debt" or "Secured Recourse Debt", respectively, shall be included in each applicable definition in an amount equal to (a) aggregate Unconsolidated Affiliate Indebtedness otherwise satisfying the terms of each such definition minus (b) the lesser of (i) $30,000,000 or (ii) the aggregate product obtained by multiplying [A] the percentage of each Unconsolidated Affiliate in the form of a joint venture owned by Persons other than the Borrower, the General Partner or other fully consolidated Affiliates of the Borrower or the General Partner by [B] the Unconsolidated Affiliate Indebtedness of the applicable Unconsolidated Affiliate.

         SECTION 7.12. No Additional Recourse Debt. Neither the Borrower nor the Guarantor shall incur any Indebtedness pursuant to which any creditor shall have recourse against the Borrower, the Guarantor, or any Affiliate of the Borrower or the Guarantor, other than Secured Recourse Debt permitted under SECTION
8.1.5. and Indebtedness secured by one or more of the Bond Financed Communities.


                         SECTION 8. FINANCIAL COVENANTS

         The Borrower covenants and agrees that from the date hereof, until the payment and performance in full of the Obligations:

         SECTION 8.1.1. Consolidated Total Debt to Market Capitalization. The ratio of (a) Consolidated Total Debt to (b) Market Capitalization, shall not exceed 0.60 to 1.00.

         SECTION 8.1.2. Adjusted Funds Flow to Consolidated Total Debt. The ratio of (a) Adjusted Funds Flow for the most recent calendar quarter multiplied by four (4) to (b) Consolidated Total Debt shall always equal or exceed 0.15 to 1.00.

         SECTION 8.1.3. Maximum Unsecured Consolidated Total Debt. The Unsecured Consolidated Total Debt at any time of Borrower may not exceed an amount equal to (i) the Consolidated Net Operating Income from Unencumbered Assets for the most recent calendar quarter multiplied by four (4) divided (ii) by 0.16.

         SECTION 8.1.4. Maximum Secured Debt. Secured Debt shall never exceed
(a) forty-five percent (45.0%) of the Borrower's Total Assets for all times prior to December 31, 1996, or (b) forty percent (40.0%) of the Borrower's Total Assets at any time thereafter.

         SECTION 8.1.5. Maximum Secured Recourse Debt. Secured Recourse Debt shall not exceed Fifty-Six Million Dollars ($56,000,000) at any time hereafter.

         SECTION 8.2. Establishment of Covenants. The Borrower acknowledges that the foregoing covenants were established by the Borrower and the Banks on the basis of financial information and forecasts provided to the Banks by the Borrower in connection with the Bank's evaluation and underwriting of the Aggregate Credit Facility after leaving a margin in favor of the Borrower which the Borrower and the Banks have mutually agreed is fair. Accordingly, the Borrower and the Banks have mutually agreed that the Borrower's failure to comply with the express terms of any financial covenant shall be deemed material for the purposes of this Agreement.


                               SECTION 9. DEFAULT

         SECTION 9.1. Events of Default. The occurrence and continuance of any of the following events after any applicable cure period, if any, shall constitute a default under this Agreement, the Notes and the other Loan Documents (an "Event of Default"):

                  (a) The Borrower shall fail to pay within ten (10) days of the date when due and payable, whether at the due date thereof or at a date fixed for prepayment thereof by acceleration thereof or otherwise, (i) any outstanding principal amount of any Revolving Working Capital Loan or any Project Advance Loan or any of the Notes; (ii) any amount of accrued and unpaid interest thereon; or (iii) any fees, expenses or other amounts payable under this Agreement, the Notes or the other Loan Documents; or

                  (b) The Borrower shall fail to perform any term, covenant or agreement contained in SECTIONS 6.4., 6.12. or 6.19. of this Agreement; or

                  (c) The Borrower shall fail to meet any financial covenant set forth in SECTION 8. hereof; or

                  (d) The Borrower shall fail to perform any other term, covenant or agreement (other than in respect of terms, covenants or agreements covered elsewhere in this SECTION 9.) and such default shall continue for thirty (30) days after notice thereof has been sent to the Borrower by the Agent or any Bank, unless the Borrower shall be diligently pursuing the cure thereof, but in no event for more than ninety (90) days; or

                  (e) Any written representation or warranty of the Borrower, made in or in connection with this Agreement, the Notes or the other Loan Documents or in any certificate or report or any other document or instrument delivered hereunder or thereunder shall prove to have been false in any material respect upon the date when made or deemed to have been made and the result of which is materially adverse to the Agent or any Bank; or

                  (f) The Borrower or any of its Affiliates shall (A) fail to pay at maturity (unless disputed in good faith), or within any applicable period of grace, any obligation to any party (including without limitation the Agent or any Bank) in excess of One Hundred Thousand Dollars ($100,000) for borrowed monies or advances, or (B) fail to observe or perform any term, covenant or agreement evidencing or securing obligations for borrowed monies or advances, or relating to such use of real or personal property, the result of which failure is to permit [i] the holder or holders of such obligations to cause such obligations to become due prior to its stated maturity or [ii] the lessor of such real or personal property to terminate the Borrower's or any Affiliate's use thereof prior to the specified term therefor; or

                  (g) The Borrower or the General Partner shall (i) apply for or consent in writing to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or similar official of itself or of all or a substantial part of its properties and assets;
         (ii) admit in writing that it cannot generally pay its debts as such debts become due; (iii) make a general assignment for the benefit of its creditors; (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (v) commence any case or proceeding under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or any other law providing for the relief of debtors; (vi) fail to contest in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or other law; (vii) commence any action under the laws of its jurisdiction of incorporation or organization similar to any of the foregoing; or
         (viii) take any corporate action for the purpose of authorizing any of the foregoing; or

                  (h) A proceeding or case shall be commenced, without the application or consent of the Borrower or the General Partner in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution, winding up, or composition or readjustment of its debts; (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its properties and assets; or (iii) similar relief in respect of it, under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts or any other law providing for the relief of debtors, and such proceeding or case shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days or an order for relief shall be entered in an involuntary case under the Federal Bankruptcy Code, against the Borrower or the General Partner; or action under the laws of the jurisdiction of incorporation or organization of the Borrower or the General Partner similar to any of the foregoing shall be taken with respect to the Borrower or the General Partner and shall continue unstayed and in effect for any period of ninety (90) days; or

                  (i) A final and nonappealable judgment or order for the payment of money shall be entered against the Borrower or any of its Affiliates by any court, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or such Affiliates, that in the aggregate for that portion not fully covered by insurance exceeds $250,000 in value and such judgment, order, warrant or process shall continue undischarged or unstayed for thirty (30) days; or

                  (j) The Borrower shall fail to pay when due an amount or amounts aggregating in excess of $250,000 that it shall have become liable to pay to the PBGC or to a plan under Title IV of ERISA; intent to terminate a plan or plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such plan or plans; a proceeding shall be instituted by a fiduciary of any such plan or plans against the Borrower and such proceedings shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such plan or plans must be terminated; or

                  (k) The Borrower's independent certified public accountants shall refuse to deliver an opinion with no Qualification with respect to any Financial Statements required to be delivered under SECTION 6.1. of this Agreement; or

                  (l) (A) If this Agreement, the Notes or any of the other Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks; or (B) if any action at law, in equity or other legal proceeding to cancel, revoke or rescind this Agreement, the Notes or any of the other Loan Documents shall be commenced by or on behalf of the Borrower, or any of its Affiliates or any of their stockholders, and if any such matter under this clause (B) is not dismissed within ninety (90) days (during which time the Borrower must be diligently pursuing such dismissal); or

                  (m) The Borrower or any of its Affiliates shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Affiliates having a fair market value in excess of $250,000; or

                  (n) The Borrower shall fail to comply with its obligations set forth in SECTION 11. hereof; or

                  (o) An event of default (as defined in the applicable agreement) occurs and is continuing beyond any applicable notice and cure period under the Notes or any other Loan Document; or

                  (p) More than fifty percent (50%) of the members of the General Partner's board of directors shall resign or be replaced in any consecutive twelve (12) calendar month period; or

                  (q) The Borrower shall commence construction of any apartment project without having arranged funding reasonable satisfactory to the Agent and the Banks to complete the Project in question.


                              SECTION 10. REMEDIES

         SECTION 10.1. Remedies. If any one or more of the Events of Default specified in SECTION 9.1(g) or SECTION 9.1(h) shall occur and be continuing, the obligation of the Banks to make Revolving Working Capital Loans or Project Advance Loans shall immediately terminate and the unpaid principal amount of the Loans, together with accrued interest thereon and all other obligations shall become immediately and automatically due and payable without presentment, demand, protest or notice of any kind. Upon the occurrence of any other Event of Default, and at any time thereafter while such Event of Default is continuing, immediately and automatically, at the Banks' option and upon the Banks' written declaration to the Borrower:

                  (a) the Banks' obligations to make Revolving Working Capital Loans and Project Advance Loans shall terminate;

                  (b) the unpaid principal amount of the Loans, together with accrued interest thereon and all other obligations shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived;

                  (c) the Agent and/or the Banks may exercise all rights of setoff granted to the Agent or the Banks or any Affiliate thereof pursuant to this Agreement, including the right of setoff against any assets (including deposit accounts) of Borrower (or of any of its Affiliates) in the possession, control or custody of the Agent or the Banks provided that neither the Agent nor the Banks may exercise such setoff rights as to deposit accounts solely consisting of tenant security deposits and to amounts held in trust by the Agent or the Banks, as applicable, as registrar and transfer agent for distribution to stockholders; and

                  (d) the Agent and/or the Banks may exercise any and all other rights and remedies they have under this Agreement, the Notes or the other Loan Documents or at law or in equity, and proceed to protect and enforce its rights by any action at law, in equity or other appropriate proceeding.

         Notwithstanding the foregoing, in the event that the Borrower shall default in the provisions of SECTION 7.10. or 9.1.(p), but otherwise be in full compliance with the terms of this Agreement, then the obligation of the Banks to make Revolving Working Capital Loans and Project Advance Loans shall terminate, and the unpaid principal amount be due and payable, on the day ninety (90) days from the initial default under SECTION 7.10. or 9.1.(p), as applicable, IT BEING EXPRESSLY AGREED, HOWEVER, upon the occurrence of any other Default or Event of Default before, during or after this ninety (90) day period, that the Banks shall have during this ninety (90) day period all of their remedies including without limitation the right to terminate their obligations to make Revolving Working Capital Loans and Project Advance Loans or to accelerate the outstanding principal balance thereof.

         SECTION 10.2. Distribution of Proceeds. In the event that, following the occurrence and during the continuance of any Default or Event of Default, the Agent or the Banks receive any monies in connection with the enforcement of this Agreement, the Notes or any of the other Loan Documents, such monies shall be distributed for application as follows:

                  (a) first, to the payment of, or (as the case may be) the reimbursement of the Agent and the Banks for, all reasonable costs, expenses and disbursements (including reasonable attorneys' fees) which shall have been incurred or sustained in accordance with the terms of this Agreement by the Agent or the Banks in connection with the collection of such monies by the Agent or the Banks, for the exercise, protection or enforcement by the Agent or the Banks of all or any of the rights, remedies, powers and privileges of the Agent or the Banks under this Agreement, the Notes or any of the other Loan Documents;

                  (b) second, to payment and satisfaction in full (or other provision for payment in full satisfaction to the Agent and the Banks) of all of the Obligations; and

                  (c) third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.


                             SECTION 11. ASSIGNMENT

         SECTION 11.1. No Assignment or Delegation by the Borrower. The Borrower shall not assign or delegate any of its rights or duties under this Agreement.

         SECTION 11.2. Participation and Assignment by the Banks. The Banks may sell total or proportional participations in their rights and interests hereunder, but no such sale shall release the selling Bank of its duties under this Agreement. Except as to the sale of participations as herein permitted, neither Bank shall assign any of its rights, interests or duties under this Agreement.


                              SECTION 12. THE AGENT

         SECTION 12.1. Appointment. Each of the Banks hereby irrevocably designates and appoints First Union National Bank of North Carolina as the agent (the "Agent") of such Bank under this Agreement and the other Loan Documents and each such Bank irrevocably authorizes the Agent, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Agent. To the extent any provision of this Agreement permits action by the Agent, the Agent shall, subject to the provisions of this
SECTION 12., take such action if directed in writing to do so by any Bank.

         SECTION 12.2. Delegation of Duties. The Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

         SECTION 12.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall be under no obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

         SECTION 12.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Notes.

         SECTION 12.5. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless it has received notice from a Bank or the Borrower referring to this Agreement, describing such default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Banks; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         SECTION 12.6. Non-Reliance on the Agent and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, subsidiaries or affiliates.

         SECTION 12.7. Indemnification. The Banks agree to indemnify the Agent in its capacity as such and (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of the Proportionate Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes or any Obligations) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's bad faith, gross negligence or willful misconduct. The agreements in this SECTION 12.7. shall survive the payment of the Notes, any of the Obligations and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 12.8. The Agent in Its Individual Capacity. The Agent and its subsidiaries and affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not an Agent hereunder. With respect to any Loan made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not an Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

         SECTION 12.9. Resignation of Agent; Successor Agents. Subject to the appointment and acceptance of a successor as provided below, the Agent may resign at any time by giving thirty (30) days prior notice thereof to the Banks and the Borrower. Upon any such resignation, the Banks shall have the right to appoint a successor Agent, as the case may be, which successor, if not Wachovia, shall have minimum capital and surplus of at least $500,000,000, with the consent of the Borrower, which shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Banks and shall have accepted such appointment within fifteen (15) days after the retiring Agent's giving of notice of resignation, then the retiring Agent, on behalf of the Banks, shall appoint a successor Agent, which successor shall have minimum capital and surplus of at least $500,000,000; provided, however, Borrower shall have the right to approve any such successor agent, which approval shall not be unreasonably withheld or delayed. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, as the case may be, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 12. shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                            SECTION 13. MISCELLANEOUS

         SECTION 13.1. Waivers.

         SECTION 13.1.1. The Borrower waives presentment, demand, notice, protest, notice of acceptance, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect both to the Obligations and any collateral now or hereafter securing the Aggregate Credit Facility, the Borrower assents to any extension or postponement of the time of payment or any other indulgence, to the addition or release of any party or Person primarily or secondarily liable therefor, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Banks may deem advisable in its sole and absolute discretion. The Agent and the Banks shall have no duty, other than to act in a commercially reasonable manner, as to the preservation of rights or remedies against prior parties, or as to the preservation of any rights and remedies pertaining thereto beyond the safe custody thereof. Neither the Agent nor the Banks shall be deemed to have waived any of their respective rights and remedies with respect to the Obligations unless such waiver shall be in writing and signed by the Banks and the Agent, as applicable. No delay or omission on the part of the Agent or the Banks in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to any subsequent enforcement by the Agent or the Banks. All rights and remedies of the Agent or the Banks with respect to the Obligations shall be cumulative and may be exercised singularly or concurrently.

         SECTION 13.1.2. The Borrower does hereby waive any claim in tort, contract or otherwise which the Borrower may now have against the Agent, the Banks or any of their respective officers, directors, agents, or employees which may arise out of the relationship among the Borrower, the Agent and the Banks with respect to the negotiation and documentation of this Credit Agreement. The Borrower further waives any and all claims, causes of action, losses, damages or expenses which may arise out of any relationship between the Borrower, the Agent and the Banks which the Borrower may have as of the Closing Date with respect to the negotiation and documentation of this Credit Agreement. The Borrower acknowledges that it makes these waivers and release knowingly, voluntarily and only after considering the ramifications of this waiver and release with its attorneys.

         SECTION 13.2. Notices. All notices, requests, demands or other communications required by this Agreement shall be made in writing, and unless otherwise specifically provided herein, shall be deemed to have been duly given when delivered by hand or mailed first class mail postage prepaid, or, in the case of telecopy or facsimile notice, when transmitted, answer back received, addressed as follows, or to such other address as either party may designate in writing:

         If to the Borrower:

                  Summit Properties Partnership, L.P.
                  c/o Summit Properties Inc.
                  212 S. Tryon Street, Suite 500
                  Charlotte, North Carolina  28281
                  Attention: Michael G. Malone, Senior Vice President & General
                             Counsel
         with a copy to:

                  Kennedy Covington Lobdell & Hickman, L.L.P.
                  NationsBank Corporate Center
                  Suite 4200, 100 N. Tryon Street
                  Charlotte, North Carolina  28202-4006
                  Attention:  David H. Jones, Esq.

         If to Wachovia:

                  Wachovia Bank of North Carolina, N.A.
                  400 South Tryon Street
                  P.O. Box 31608
                  Charlotte, North Carolina 28231
                  Attention:  Wayne A. Osella, Senior Vice President

         with a copy to:

                  Womble Carlyle Sandridge & Rice, PLLC
                  Post Office Drawer 84
                  Winston-Salem, North Carolina 27102
                  Attention: Kenneth A. Moser, Esq.

         If to FUNB:

                  First Union National Bank of North Carolina
                  Charlotte Real Estate Group
                  201 South College Street, CP-18
                  Charlotte, North Carolina  28288-0146
                  Attention:  Thomas D. Pinchak, Senior Vice President

         with a copy to:

                  Parker Poe Adams & Bernstein L.L.P.
                  2500 Charlotte Plaza
                  Charlotte, North Carolina  28244
                  Attention:  W. Samuel Woodard, Esq.

         If to Agent:

                  First Union National Bank of North Carolina
                  Charlotte Real Estate Group
                  201 South College Street, CP-18
                  Charlotte, North Carolina  28288-0146
                  Attention:  Thomas D. Pinchak, Senior Vice President

         with a copy to:

                  Parker Poe Adams & Bernstein L.L.P.
                  2500 Charlotte Plaza
                  Charlotte, North Carolina  28244
                  Attention:  W. Samuel Woodard, Esq.

         SECTION 13.3. Fees and Expenses. The Borrower will pay on demand all reasonable legal fees and out-of-pocket expenses incurred by the Agent and the Banks in connection with (i) the preparation, execution and delivery of this Agreement, the Notes or the other Loan Documents;
(ii) the default or collection of the Obligations; or (iii) the exercise, preservation or enforcement by the Agent or the Banks of any of their respective rights and remedies thereunder, including, without limitation, reasonable fees and expenses of outside legal counsel (including those of local counsel when desirable), accounting, auditing, consulting, brokerage or other similar professional fees or expenses (such fees being limited to actual fees incurred based on actual number of hours worked at normal hourly rates), and any fees or expenses associated with any travel or other costs relating to any examinations conducted in connection with the Obligations or any collateral now or hereafter securing the Obligations, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate).

         SECTION 13.4. Term of Agreement. This Agreement shall continue in force and effect so long as the Banks have any commitment to make Loans hereunder or any of the Obligations shall be outstanding.

         SECTION 13.5. Taxes.

         (a) All payments made by the Borrower on account of this Agreement shall be made free and clear of, and without deduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein), excluding income and franchise taxes now or hereafter imposed by the country and state in which the Agent or any Bank's Eurodollar Office is located or any political subdivision or taxing authority thereof or therein (each such non-excluded tax being called a "Tax" and, collectively, "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Agent or any Bank pursuant to this Agreement or the other Loan Documents, then the amounts so payable to the Agent or any Bank shall be increased to the extent necessary to yield to the Agent or any Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified herein. Whenever any Tax is payable by the Borrower, as promptly as possible thereafter, the Borrower shall send the Agent or any Bank an original official receipt showing payment thereof. The Borrower shall indemnify the Agent or any Bank for any incremental taxes, interest or penalties that may become payable by them as a consequence of the failure of the Borrower to pay any Taxes or the failure of the Borrower to deliver to the Agent or any Bank an original official receipt therefor.

         (b) The Borrower shall indemnify the Agent and the Banks for and hold the Banks harmless from any present or future claim of liability for any registration charge or any stamp, excise or similar taxes, including any interest equalization tax, and any penalties or interest with respect thereto, that may be imposed by any jurisdiction in connection with this Agreement.

         SECTION 13.6. Schedules and Exhibits. The Schedules and Exhibits which are attached hereto are and shall constitute a part of this Agreement.

         SECTION 13.7. Governing Law; Consent to Jurisdiction. This Agreement, the Notes and the other Loan Documents, and the rights and obligations of the parties hereunder and thereunder, shall be governed by and construed and interpreted in accordance with, the laws of the State of North Carolina. The Borrower agrees that any suit for the enforcement of this Agreement, the Notes or the other Loan Documents may be brought in the courts of the State of North Carolina or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address referred to in SECTION 13.3. hereof.

         SECTION 13.8. Survival of Representations. All representations, warranties, covenants and agreements contained in this Agreement, the Notes or the other Loan Documents shall survive the Closing Date and continue in full force and effect until payment and the performance of the Obligations in full.

         SECTION 13.9. Amendments. No modification or amendment of this Agreement, the Notes or the other Loan Documents shall be effective unless same shall be in writing and signed by all of the parties hereto.

         SECTION 13.10. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

         SECTION 13.11. No Agency Relationship. Neither the Agent nor the Banks are the agent or representative of the Borrower nor is the Borrower the agent or representative of the Banks or the Agent. This Agreement shall not make the Agent or the Banks liable to any third party, including, but not limited to, the Borrower's existing shareholders, directors, officers, creditors or any other party in interest.

         SECTION 13.12. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         SECTION 13.13. Headings. All article, section and subsection headings in this Agreement, the Notes and the other Loan Documents are included for convenience of reference only and shall not constitute a part of this Agreement, the Notes or the other Loan Documents for any other purpose.

         SECTION 13.14. Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent or the Banks in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent or the Banks upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon the appointment of any intervener or conservator of, or trustee or similar official for, the Borrower or any substantial part of its properties or assets, or otherwise, all as though such payments had not been made.

         SECTION 13.15. Interpretation and Construction. The following rules shall apply to the interpretation and construction of this Agreement, the Notes and the other Loan Documents unless the context requires otherwise: (a) the singular includes the plural and the plural includes the singular; (b) words importing any gender include the other genders; (c) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes; (d) references to "writing" shall include printing, photocopy, typing, lithography and other means of reproducing words in a tangible, visible form; (e) the words "including", "includes" and "included" shall be deemed to be followed by the words "without limitation"; (f) references to the introductory paragraph, preliminary statements, articles, sections (or subdivisions of sections), exhibits or schedules are to those of this Agreement unless otherwise indicated; (g) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent that such amendments and other modifications are permitted or not prohibited by the terms of this Agreement; (h) references to Persons include their respective permitted successors and assigns; and (i) "or" is not exclusive.

         SECTION 13.16. Relation to Other Documents. Nothing in this Agreement shall be deemed to amend or relieve the Borrower of its obligations under the Notes or any of the other Loan Documents, and to the extent that the provisions of any of the other Loan Documents allow the Borrower to take certain actions, or not take certain actions, with regard for example to the granting of liens, the transfers of properties or assets, the incurring of indebtedness and similar matters, the Borrower nevertheless shall be fully bound by the provisions of this Agreement. If any provisions herein are inconsistent with any provisions of the other Loan Documents, the provisions herein shall govern (it being agreed that provisions of the other Loan Documents which may be more favorable than similar provisions herein shall not for that reason by deemed inconsistent with the provisions herein).

         SECTION 13.17. Indemnification. The Borrower hereby indemnifies and holds harmless the Agent, the Banks, their respective officers, agents, attorneys, directors and employees (each such Person herein referred to as an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (other than damages caused by the gross negligence or wilful misconduct of the Indemnitee) which any such Indemnitee may incur (or which may be claimed against such Indemnitee by any person or entity whatsoever) by reason of or in connection with this Agreement, the Notes, or any of the other Loan Documents.

         In case any action or proceeding is brought against any Indemnitee in respect of which indemnity may be sought under this Agreement, such Indemnitee shall give notice of any such action or proceeding to the Borrower and may require the Borrower, upon such notice, to assume the defense of the action or proceeding; provided that failure of any Indemnitee to give such notice shall not relieve the Borrower from any of its obligations under this Section. Upon receipt of notice from any such Indemnitee, the Borrower shall resist and defend such action or proceeding at the Borrower's expense. The obligations of the Borrower under this Section shall survive payment of the Aggregate Credit Facility and termination of this Agreement.

         SECTION 13.18. Arbitration. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement, the Notes or any of the other Loan Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement, the Notes or any of the other Loan Documents.

         Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of the Agent is located. The expedited procedures set forth in Rule 51, et seq., of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         SECTION 13.19. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the Agent, the Banks and the Borrower agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either along, in conjunction with or during a Dispute. The Agent, the Banks and the Borrower shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (ii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         The Agent, the Borrower and the Banks agree that they shall not have a remedy of punitive or exemplary damages against one another in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have caused this Agreement to be executed under seal by their respective duly authorized officers as of the date first set forth above.

                         BORROWER:

                         SUMMIT PROPERTIES PARTNERSHIP, L.P.,
                         doing business in North Carolina as
                         Summit Properties Partnership,
                         Limited Partnership [SEAL]

                         By:      SUMMIT PROPERTIES INC., doing business
                                  in North Carolina as Summit Properties Real
                                  Estate, Inc., General Partner

Attest:                                  By:
        -------------------------            -------------------------------
                                                                   President
                                             ---------------------
By:
     ----------------------------

                        Secretary
     ------------------



[CORPORATE SEAL]


                         FUNB:

                         FIRST UNION NATIONAL BANK OF NORTH
                         CAROLINA

                         By:
                              ----------------------------------------
                              Thomas D. Pinchak, Senior Vice President


ATTEST:



--------------------------------
     Assistant Secretary



         [BANK SEAL]


                         WACHOVIA:

                         WACHOVIA BANK OF NORTH CAROLINA, N.A.

                         By:
                              --------------------------------------
                              Wayne A. Osella, Senior Vice President


ATTEST:


--------------------------------
    Assistant Secretary



         [BANK SEAL]

                         AGENT:

                         FIRST UNION NATIONAL BANK OF NORTH
                         CAROLINA

                         By:
                              ----------------------------------------
                              Thomas D. Pinchak, Senior Vice President


ATTEST:



--------------------------------
                       Secretary
---------------------


         [BANK SEAL]

                                   EXHIBIT A-1
                                   -----------

                             FORM OF ADVANCE REQUEST
                    UNDER REVOLVING WORKING CAPITAL FACILITY


First Union National Bank of North Carolina
Charlotte Real Estate Group
201 South College Street, CP-18
Charlotte, North Carolina  28288-0146
Attention:  Thomas D. Pinchak, Senior Vice President

Re: $150,000,000 Credit Agreement dated as of November 18, 1996 (the "Credit Agreement")/Advance Request under Revolving
         Working Capital Facility

Gentlemen:

Pursuant to Section 2.1.4. of the Credit Agreement, the undersigned Borrower hereby confirms its request made ____________, 19___ for an Advance under the Revolving Working Capital Credit Facility in the amount of $___________ to be disbursed on ___________, 19___.

The undersigned hereby represents and warrants that the representations and warranties contained in the Agreement are true and accurate on the date hereof and that no Event of Default under the Credit Agreement has occurred and is continuing or will result from the requested Advance.




                                   BORROWER:

                                   SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                   By:  Summit Properties Inc., General Partner


                                   By:
                                        ------------------------------------
                                   Title:                          President
                                          ------------------------

                                   EXHIBIT A-2
                                   -----------

                             FORM OF ADVANCE REQUEST
                         UNDER PROJECT ADVANCE FACILITY

First Union National Bank of North Carolina
Charlotte Real Estate Group
201 South College Street, CP-18
Charlotte, North Carolina  28288-0146
Attention:  Thomas D. Pinchak, Senior Vice President

Re: $150,000,000 Credit Agreement dated as of November 18, 1996 (the "Credit Agreement")/Advance Request under Project Advance Facility for:

         --------------------------------------------------------
         (insert name of Project)

Gentlemen:

Pursuant to Section 2A.1.4. of the Credit Agreement, the undersigned Borrower hereby confirms its request made ___________, 19___ for an Advance under the Project Advance Facility in the amount of $___________ to be disbursed on ___________, 19___.

The undersigned hereby represents and warrants that the representations and warranties contained in the Agreement are true and accurate on the date hereof and that no Event of Default under the Credit Agreement has occurred and is continuing or will result from the requested Advance.




                               BORROWER:

                               SUMMIT PROPERTIES PARTNERSHIP, L.P.

                               By:  Summit Properties Inc., General Partner


                               By:
                                    ---------------------------------------
                                    Title:                        President
                                           ----------------------

                                    EXHIBIT B
                                    ---------

                    FORM OF REPORT OF CHIEF FINANCIAL OFFICER


         THE UNDERSIGNED BORROWER HEREBY CERTIFIES THAT:

         This Report is furnished pursuant to Section 6.1. of the $150,000,000 Credit Agreement dated as of November 18, 1996 (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in the Credit Agreement.

         The figures set forth in Schedule A attached hereto are for determining compliance by the Borrower with the financial covenants contained in the Credit Agreement and set forth in such Schedule A and are true and complete as of the date hereof.


                                BORROWER:

                                SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                By:  Summit Properties Inc., General Partner


                                By:
                                     ----------------------------------
                                Title:
                                        -------------------------------



-----------------------------
            Date

                                   SCHEDULE A
                                   ----------

                                       TO

                                    EXHIBIT B
                                    ---------

               FINANCIAL COVENANTS AND SECURED QUARTERLY REPORTING

I.      CONSOLIDATED TOTAL DEBT TO MARKET CAPITALIZATION (SECTION 8.1.1)

        A.       CONSOLIDATED TOTAL DEBT (ITEMIZE)                 $_______

        B.       MARKET CAPITALIZATION (SHOW CALCULATION)          $_______

                         Required:                               .60 or less

                         Actual:                                    _______

II.     ADJUSTED FUNDS FLOW TO CONSOLIDATED TOTAL DEBT (SECTION 8.1.2)

        A.      ADJUSTED FUNDS FLOW (ITEMIZE)     $_________________

        B.      CONSOLIDATED TOTAL DEBT (ITEMIZE) $_________________

                         Required:                                .15 or greater

                         Actual:                                        ________


III.    NET OPERATING INCOME FROM UNENCUMBERED ASSETS DIVIDED BY
        .16 TO UNSECURED CONSOLIDATED TOTAL DEBT (SECTION 8.1.3)

        A.      NET OPERATING INCOME FROM
                UNENCUMBERED ASSETS (ITEMIZE)        $___________________

        B.      UNSECURED CONSOLIDATED TOTAL DEBT    $___________________

                         Required:                                1.0 or greater

                         Actual:                                       _________

IV.     MAXIMUM SECURED DEBT DIVIDED BY CONSOLIDATED TOTAL ASSETS
        (SECTION 8.1.4)

                         Required:                                  .45 or less*

                         Actual:                                        ________

         (*until December 31, 1996; thereafter must be .40 or less)


V.      MAXIMUM SECURED RECOURSE DEBT (SECTION 8.1.5)

        A.      SECURED RECOURSE DEBT (ITEMIZE) $______________

                         Required:                         less than $56,000,000

                         Actual:                                        ________

VI.     DIVIDENDS PAID YEAR TO DATE (ITEMIZE) (SECTION 7.2)          $__________

VII.    FUNDS FROM OPERATION YEAR TO DATE (ITEMIZE) (SECTION 1.42)   $__________

VIII. NO DEFAULT. By executing this certificate, the Borrower and the signing officer certifies to the Agent and the Banks that the Borrower and the officer know of no Defaults (as this term is defined in the Credit Agreement pursuant to which this is provided) under the Credit Agreement.

        WITNESS my hand this       day of                , 19   .
                             -----        ---------------    ---

                                           BORROWER:

                                           SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                           By: Summit Properties Inc.


                                           By:
                                               ---------------------------------

                                           Title:
                                                  ------------------------------

                                   EXHIBIT C-1
                                   -----------

               FORM OF FUNB REVOLVING WORKING CAPITAL CREDIT NOTE


                      REVOLVING WORKING CAPITAL CREDIT NOTE


$12,500,000                                                    November 18, 1996
                                                       Charlotte, North Carolina


        FOR VALUE RECEIVED, SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower"), promises to pay to the order of

        FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Bank") at its office in Charlotte, North Carolina (or at such other place or places as the Bank may designate) the principal sum of

        TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) or so much as may have been advanced and be outstanding under the terms and conditions for the Revolving Working Capital Loans set forth in the $150,000,000 Credit Agreement dated of even date by and among the Borrower; Wachovia Bank of North Carolina, N.A.; the Bank, as Agent, and the Bank, as a Bank (the "Credit Agreement"). The defined terms in the Credit Agreement are used in this Revolving Working Capital Credit Note (the "Revolving Working Capital Credit Note") with the same meaning. All of the terms, conditions, and covenants of the Credit Agreement are expressly made a part of this Revolving Working Capital Credit Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Revolving Working Capital Credit Note is entitled to the benefits of and remedies provided in the Credit Agreement and other agreements by and between the Borrower and the Bank. Interest shall accrue with respect to the outstanding principal balance under this Revolving Working Capital Credit Note at the LIBOR Rate as defined by, and as determined from time to time under, the Credit Agreement, and all principal and interest under this Revolving Working Capital Credit Note shall be due and payable as provided in the Credit Agreement.

        The Credit Agreement contains provisions with respect to the acceleration of the maturity of this Revolving Working Capital Credit Note upon the happening of certain stated events and for prepayments of the principal hereof prior to maturity, all upon the terms and conditions specified therein.

         If payment of the sums due hereunder is accelerated under the terms of the Credit Agreement, or if any default should occur under the terms of this Revolving Working Capital Credit

Note or the Credit Agreement, the then outstanding principal balance and accrued but unpaid interest under this Revolving Working Capital Credit Note shall bear interest at the rate provided for in the Credit Agreement until such principal and interest have been paid in full. In the event of such acceleration, this Revolving Working Capital Credit Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower. In the event this Revolving Working Capital Credit Note is not paid when due at any stated or accelerated maturity, the Borrower will pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees and related out-of-pocket expenses actually incurred and determined without reference to any statutory presumption.

         Notwithstanding any other provision contained herein, no provision of this Revolving Working Capital Credit Note shall require or permit the collection from the Borrower of interest in excess of the maximum rate or amount that the Borrower may be required or permitted to pay pursuant to any applicable law.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Working Capital Credit Note to be executed as of the day and year first above written, all pursuant to authority duly granted.

                                    BORROWER:

                                    SUMMIT PROPERTIES PARTNERSHIP,
                                    L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership


  (SEAL)


                                    BY:   SUMMIT PROPERTIES INC., doing
                                          business in North Carolina as Summit
                                          Properties Real Estate, Inc.,
                                          General Partner

  (SEAL)


ATTEST:                                   By:
     -------------------------               -----------------------------
                     Secretary                                   President
     ---------------                         -------------------



    [CORPORATE SEAL]

                                   EXHIBIT C-2
                                   -----------

             FORM OF WACHOVIA REVOLVING WORKING CAPITAL CREDIT NOTE

                      REVOLVING WORKING CAPITAL CREDIT NOTE


$12,500,000                                                    November 18, 1996
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower"), promises to pay to the order of

         WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association (the "Bank") at its office in Charlotte, North Carolina (or at such other place or places as the Bank may designate) the principal sum of

         TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) or so much as may have been advanced and be outstanding under the terms and conditions for the Revolving Working Capital Loans set forth in the $150,000,000 Credit Agreement dated of even date by and among the Borrower; First Union National Bank of North Carolina, as Agent; First Union National Bank of North Carolina, as a Bank, and the Bank (the "Credit Agreement"). The defined terms in the Credit Agreement are used in this Revolving Working Capital Credit Note (the "Revolving Working Capital Credit Note") with the same meaning. All of the terms, conditions, and covenants of the Credit Agreement are expressly made a part of this Revolving Working Capital Credit Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Revolving Working Capital Credit Note is entitled to the benefits of and remedies provided in the Credit Agreement and other agreements by and between the Borrower and the Bank. Interest shall accrue with respect to the outstanding principal balance under this Revolving Working Capital Credit Note at the LIBOR Rate as defined by, and as determined from time to time under, the Credit Agreement, and all principal and interest under this Revolving Working Capital Credit Note shall be due and payable as provided in the Credit Agreement.

         The Credit Agreement contains provisions with respect to the acceleration of the maturity of this Revolving Working Capital Credit Note upon the happening of certain stated events and for prepayments of the principal hereof prior to maturity, all upon the terms and conditions specified therein.

         If payment of the sums due hereunder is accelerated under the terms of the Credit Agreement, or if any default should occur under the terms of this Revolving Working Capital Credit Note or the Credit Agreement, the then outstanding principal balance and accrued but unpaid interest under this Revolving Working Capital Credit Note shall bear interest at the rate provided for in the Credit Agreement until such principal and interest have been paid in full. In the event of such acceleration, this Revolving Working Capital Credit Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower. In the event this Revolving Working Capital Credit Note is not paid when due at any stated or accelerated maturity, the Borrower will pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees and related out-of-pocket expenses actually incurred and determined without reference to any statutory presumption.

         Notwithstanding any other provision contained herein, no provision of this Revolving Working Capital Credit Note shall require or permit the collection from the Borrower of interest in excess of the maximum rate or amount that the Borrower may be required or permitted to pay pursuant to any applicable law.

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Working Capital Credit Note to be executed as of the day and year first above written, all pursuant to authority duly granted.

                                    BORROWER:

                                    SUMMIT PROPERTIES PARTNERSHIP,
                                    L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership


(SEAL)


                                    BY:   SUMMIT PROPERTIES INC., doing
                                          business in North Carolina as Summit
                                          Properties Real Estate, Inc.,
                                          General Partner

(SEAL)


ATTEST:


By:                                       By:
     -------------------------               -----------------------------
                     Secretary                                   President
     ---------------                         -------------------



    [CORPORATE SEAL]

                                   EXHIBIT C-3
                                   -----------

                        FORM OF FUNB PROJECT ADVANCE NOTE


                              PROJECT ADVANCE NOTE


$62,500,000                                                    November 18, 1996
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower"), promises to pay to the order of

         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (the "Bank") at its office in Charlotte, North Carolina (or at such other place or places as the Bank may designate) the principal sum of

         SIXTY TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($62,500,000) or so much as may have been advanced and be outstanding under the terms and conditions for the Project Advance Loans set forth in the $150,000,000 Credit Agreement dated of even date by and among the Borrower; Wachovia Bank of North Carolina, N.A.; the Bank, as Agent, and the Bank, as a Bank (the "Credit Agreement"). The defined terms in the Credit Agreement are used in this Project Advance Note (the "Project Advance Note") with the same meaning. All of the terms, conditions, and covenants of the Credit Agreement are expressly made a part of this Project Advance Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Project Advance Note is entitled to the benefits of and remedies provided in the Credit Agreement and other agreements by and between the Borrower and the Bank. Interest shall accrue with respect to the outstanding principal balance under this Project Advance Note at the LIBOR Rate as defined by, and as determined from time to time under, the Credit Agreement, and all principal and interest under this Project Advance Note shall be due and payable as provided in the Credit Agreement.

         The Credit Agreement contains provisions with respect to the acceleration of the maturity of this Project Advance Note upon the happening of certain stated events and for prepayments of the principal hereof prior to maturity, all upon the terms and conditions specified therein.

         If payment of the sums due hereunder is accelerated under the terms of the Credit Agreement, or if any default should occur under the terms of this Project Advance Note or the Credit Agreement, the then outstanding principal balance and accrued but unpaid interest under this Project Advance Note shall bear interest at the rate provided for in the Credit Agreement until such principal and interest have been paid in full. In the event of such acceleration, this Project Advance Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower. In the event this Project Advance Note is not paid when due at any stated or accelerated maturity, the Borrower will pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees and related out-of-pocket expenses actually incurred and determined without reference to any statutory presumption.

         Notwithstanding any other provision contained herein, no provision of this Project Advance Note shall require or permit the collection from the Borrower of interest in excess of the maximum rate or amount that the Borrower may be required or permitted to pay pursuant to any applicable law.

         IN WITNESS WHEREOF, the Borrower has caused this Project Advance Note to be executed as of the day and year first above written, all pursuant to authority duly granted.

                                    BORROWER:

                                    SUMMIT PROPERTIES PARTNERSHIP,
                                    L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership


(SEAL)

                                    BY:  SUMMIT PROPERTIES INC., doing
                                         business in North Carolina as Summit
                                         Properties Real Estate, Inc.,
                                         General Partner

(SEAL)


ATTEST:

By:                                      By:
     -------------------------              -----------------------------
                     Secretary                                  President
     ---------------                        -------------------



    [CORPORATE SEAL]

                                   EXHIBIT C-4
                                   -----------

                      FORM OF WACHOVIA PROJECT ADVANCE NOTE


                              PROJECT ADVANCE NOTE


$62,500,000                                                    November 18, 1996
                                                       Charlotte, North Carolina


         FOR VALUE RECEIVED, SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower"), promises to pay to the order of

         WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association (the "Bank") at its office in Charlotte, North Carolina (or at such other place or places as the Bank may designate) the principal sum of

         SIXTY TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($62,500,000) or so much as may have been advanced and be outstanding under the terms and conditions for the Project Advance Loans set forth in the $150,000,000 Credit Agreement dated of even date by and among the Borrower; First Union National Bank of North Carolina, as Agent; First Union National Bank of North Carolina, as a Bank, and the Bank (the "Credit Agreement"). The defined terms in the Credit Agreement are used in this Project Advance Note (the "Project Advance Note") with the same meaning. All of the terms, conditions, and covenants of the Credit Agreement are expressly made a part of this Project Advance Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Project Advance Note is entitled to the benefits of and remedies provided in the Credit Agreement and other agreements by and between the Borrower and the Bank. Interest shall accrue with respect to the outstanding principal balance under this Project Advance Note at the LIBOR Rate as defined by, and as determined from time to time under, the Credit Agreement, and all principal and interest under this Project Advance Note shall be due and payable as provided in the Credit Agreement.

         The Credit Agreement contains provisions with respect to the acceleration of the maturity of this Project Advance Note upon the happening of certain stated events and for prepayments of the principal hereof prior to maturity, all upon the terms and conditions specified therein.

         If payment of the sums due hereunder is accelerated under the terms of the Credit Agreement, or if any default should occur under the terms of this Project Advance Note or the Credit Agreement, the then outstanding principal balance and accrued but unpaid interest under this Project Advance Note shall bear interest at the rate provided for in the Credit Agreement until such principal and interest have been paid in full. In the event of such acceleration, this Project Advance Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower. In the event this Project Advance Note is not paid when due at any stated or accelerated maturity, the Borrower will pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees and related out-of-pocket expenses actually incurred and determined without reference to any statutory presumption.

         Notwithstanding any other provision contained herein, no provision of this Project Advance Note shall require or permit the collection from the Borrower of interest in excess of the maximum rate or amount that the Borrower may be required or permitted to pay pursuant to any applicable law.

         IN WITNESS WHEREOF, the Borrower has caused this Project Advance Note to be executed as of the day and year first above written, all pursuant to authority duly granted.

                                    BORROWER:

                                    SUMMIT PROPERTIES PARTNERSHIP,
                                    L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership


(SEAL)


                                    BY:  SUMMIT PROPERTIES INC., doing
                                         business in North Carolina as Summit
                                         Properties Real Estate, Inc.,
                                         General Partner

(SEAL)


ATTEST:


By:                                      By:
     -------------------------              -----------------------------
                     Secretary                                  President
     ---------------                        -------------------



    [CORPORATE SEAL]

                                   EXHIBIT D-1
                                   -----------

                         FORM OF FUNB GUARANTY AGREEMENT

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, made and entered into as of this 18th day of November, 1996 (the "Guaranty"), is given by SUMMIT PROPERTIES INC., a Maryland corporation, doing business in North Carolina as Summit Properties Real Estate, Inc. (the "Guarantor") and extended to

         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, with its principal offices located in Charlotte, North Carolina (the "Bank") for the benefit of SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower").

                                    RECITALS:

         A. The Bank has agreed to make certain financial accommodations (collectively, the "Loans") to the Borrower pursuant to the terms and conditions of the following:

         (i) The Project Advance Note dated of even date, made by the Borrower payable to the Bank in the original face amount of $62,500,000 (the "Project Advance Note");

         (ii) The Revolving Working Capital Credit Note dated of even date, made by the Borrower payable to the Bank in the original face amount of $12,500,000 (the "Revolving Working Capital Credit Note" and, collectively with the Project Advance Note, the "Notes");

         (iii) The $150,000,000 Credit Agreement dated of even date by and among the Borrower; Wachovia Bank of North Carolina, N.A.; the Bank, as Agent, and the Bank, as a Bank (the "Credit Agreement"); and

         (iv) The other Loan Documents (as defined in the Credit Agreement). All of the definitions used in the Credit Agreement are hereby incorporated herein by reference and shall have the meaning set forth in the Credit Agreement unless otherwise defined herein.

         B. Without this Guaranty, the Bank would be unwilling to extend and/or modify the Loans to the Borrower.

         C. The Guarantor is the sole general partner of the Borrower. The Guarantor has a vested pecuniary interest in the Borrower. Because of the direct benefit to the Guarantor from the Loans made by the Bank to the Borrower, the Guarantor agrees to guarantee to the Bank the obligations of the Borrower to the Bank as set forth herein.

         NOW, THEREFORE, in consideration of the Bank entering into the Credit Agreement and making (and/or modifying) the Loans to the Borrower, Guarantor hereby covenants, promises and agrees with Bank as follows:

         1. GUARANTY OF PAYMENT.

         The Guarantor hereby unconditionally guarantees to the Bank the payment, when due by acceleration or otherwise, of the Indebtedness. For the purposes hereof, the term "Indebtedness" shall include any and all current and future indebtedness of the Borrower to the Bank under any of the Loan Documents, whether in its capacity as the Bank or as Agent, including without limitation, all principal, interest, fees and expenses, evidenced by the Notes or arising in connection with the Loans, whether existing now or arising hereafter, as such Indebtedness may be modified, extended or renewed from time to time. The guaranty of the Guarantor as set forth in this Section 1 is a guaranty of payment and not merely of collection.

         2. GUARANTY OF PERFORMANCE.

         The Guarantor hereby unconditionally guarantees to the Bank that the Borrower, or the Guarantor acting for itself or for the Borrower or the Borrower's Affiliates, shall fully and faithfully perform all of the obligations under the Loan Documents to be performed by the Guarantor, the Borrower or any of the Borrower's Affiliates.

         3. SUBORDINATION.

         All indebtedness of the Borrower to the Guarantor now or hereafter existing (excluding obligations of the Borrower to distribute monies to the General Partner), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the Indebtedness.

         4. RELEASE OF PARTIES LIABLE, ETC.

         That the time or place of payment of the Indebtedness may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrower may be granted indulgences generally; that any of the provisions of the Credit Agreement, or any other documents executed in connection with this transaction, may be modified, amended or waived; that any party

(including the Borrower) liable for the payment thereof may be granted indulgences or released; and that any deposit balance for the credit of the Borrower or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Indebtedness, all without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         5. WAIVER OF RIGHTS.

         The Guarantor expressly waives: (a) notice of acceptance of this Guaranty by the Bank and of all extensions of credit to the Borrower by the Bank; (b) presentment and demand for payment of any of the Indebtedness; (c) protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the Indebtedness or with respect to any security therefore; (d) demand for payment under this Guaranty; (e) any right to assert against the Bank, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, non-compulsory counterclaim or claim which the Guarantor may now or hereafter have against the Bank or the Borrower, but such waiver shall not prevent the Guarantor from asserting against the Bank in a separate action, any claim, action, cause of action, or demand that the Guarantor might have, whether or not arising out of this Guaranty; and (f) any right to require the Bank to first proceed to collect any Indebtedness against the Borrower, including, but not limited to, any rights that the Guarantor may have under N.C.G.S. 26-7 (or any other provision of the North Carolina General Statutes).

         6. PRIMARY LIABILITY OF THE GUARANTOR.

         The Guarantor agrees that this Guaranty may be enforced by the Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or otherwise, and that Guarantor hereby waives the right to require the Bank to proceed against the Borrower or any co-guarantor or to require the Bank to pursue any other remedy or enforce any other right. The Guarantor further agrees that the Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, unless and until all of the Indebtedness of the Borrower to the Bank has been paid in full. The Guarantor further agrees that nothing contained herein shall prevent the Bank from suing on the Notes or from exercising any other rights available to it under any of the Loan Documents, if neither the Borrower nor the Guarantor timely performs the obligations of the Borrower thereunder, and the exercise of any of the aforesaid rights shall not constitute a discharge of any of the Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation or the liability of the Borrower or any co-guarantor or by reason of the Borrower's or any co-guarantor's bankruptcy or insolvency. The Guarantor acknowledges that the term "Indebtedness" as used herein includes any payment made by the Borrower to the Bank and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency. At any time the Bank is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event the Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. In the event the Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

         7. SUBROGATION AND SUBORDINATION.

         Nothing herein contained shall operate as a release or discharge, in whole or in part, of any claim of the Guarantor against the Borrower, by subrogation or otherwise, by reason of any act done or payment made by the Guarantor pursuant to the provisions of this Guaranty; but all such claims shall be subordinate to the claims of the Bank under the Loan Documents.

         8. ATTORNEYS' FEES AND COSTS OF COLLECTION.

         If at any time or times hereafter the Bank employs counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Loan Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or other proceeding relating to this Guaranty or the Loan Documents, then in such event, and in the event Bank shall be the prevailing party in such action, all of the attorneys' fees and court costs relating thereto shall be an additional liability of the Guarantor to the Bank, payable on demand (such attorneys' fees being limited to actual fees incurred based on actual number of hours worked at normal hourly rates).

         9. TERM OF GUARANTY; WARRANTIES.

         This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Bank in stages or installments. The Guarantor warrants and represents to the Bank, (i) that this Guaranty is binding upon and enforceable against the Guarantor, in accordance with its terms, (ii) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the Guarantor is a party or of any applicable laws, (iii) that there is no litigation, claim, action or proceeding pending, or, to the best knowledge of the Guarantor, threatened against the Guarantor which would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder, and (iv) that all warranties and representations by the Borrower contained in any of the Loan Documents are true and accurate in every material respect. Guarantor agrees to promptly inform the Bank of the adverse determination of any litigation, claim, arbitration action or proceeding against Guarantor which could materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder. This Guaranty is binding on and enforceable against the Guarantor, its successors and assigns.

         10. AFFAIRS OF BORROWER.

         The Guarantor further represents to the Bank that the Guarantor has knowledge of the Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. The Guarantor agrees that the Bank will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower which might come to the knowledge of the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Indebtedness.

         11. AFFIRMATIVE COVENANTS OF GUARANTOR.

         Guarantor shall:

                  (a) Knowledge of Default, Etc. With reasonable promptness (but in no event with more than a ten (10) day delay) give written notice to the Bank (i) of the occurrence of any Event of Default (as defined in the Credit Agreement), (ii) of an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both thereunder, (iii) of a monetary default of $100,000 or more or any other event of default under any other obligation of the Guarantor, not being contested in good faith and (iv) of any developments or other information which would have a material adverse effect on the business, operations or financial condition of the Guarantor, specifying in each case the nature thereof, the period of existence thereof and what action is proposed to be taken with respect thereto; and

                  (b) Suits or Other Proceedings. Promptly give the Bank written notice of any pending or threatened (in writing) action, suit, arbitration or other proceeding not previously disclosed against or otherwise adversely affecting the Guarantor involving claims for money or property valued at $100,000 or more or of any attachment, levy, execution, other process being instituted against any assets of the Guarantor pursuant to such claims.

         12. NEGATIVE COVENANTS OF GUARANTOR.

         Until the payment in full of the Loans and all sums due under the Credit Agreement, the Guarantor shall not, nor shall the Guarantor enter into any binding agreement either directly or indirectly to:

                  (a) Sale of Assets, Etc. Without the prior written consent of the Bank, sell, assign, lease, discount, transfer or otherwise dispose of substantial assets of the Guarantor (in liquidation or otherwise) (excluding sale of stock of the Guarantor) (as used herein, "substantial assets" are those aggregating to a value of $100,000 or more), including any capital stock of or partnership interest in any Affiliate; or

                  (b) Limitation on Liens. Incur, create, assume or permit to exist any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon any of its assets now owned or hereafter acquired, including any capital stock or partnership interest of any Affiliate.

                  (c) No Further Indebtedness. Incur or assume any Indebtedness (as used in subsections 12(c) and 12(d) hereto only, the term "Indebtedness" shall have the meaning ascribed to that term in the Credit Agreement) of any entity or person other than Borrower and other than (i) Indebtedness associated with guarantees of letters of credit or other credit enhancement supporting existing (or refunded existing) tax exempt bond financing, and (ii) indebtedness associated with obligations incurred in the ordinary course of business of entities wholly-owned by the Borrower or by Borrower and General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company.

                  (d) No Further Guarantees. Guaranty any Indebtedness of any entity or person other than Borrower and other than (i) guarantees of letters of credit or other credit enhancement supporting existing (or refunded existing) tax exempt bond financing, and (ii) indebtedness associated with obligations incurred in the ordinary course of business of entities wholly-owned by the Borrower or by Borrower and

         General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company.

                  (e) No Further Investment. Make any investment in any entity or person other than the Borrower or entities wholly-owned by the Borrower or by Borrower and General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company and those investments permitted under SECTION 7.9 of the Credit Agreement.

                  (f) REIT Status. Fail to maintain its status as a REIT in full compliance with applicable laws at all times hereafter.

                  (g) Limitation on Dividends. Declare or pay Dividends in excess of one hundred percent (100%) of the Guarantor's Funds From Operations during 1996, and with respect to any given calendar year thereafter, in excess of 90% of the Guarantor's Funds From Operations with respect to that year.

                  (h) Limitation on Merger and Acquisition. Enter into, or allow Borrower to enter into, a transaction, with regard to Guarantor or Borrower, of merger, consolidation or acquisition, or dispose of substantially all of its assets, unless Guarantor or Borrower, as applicable, is the surviving entity of the transaction of merger, consolidation or acquisition and all the covenants of this Guaranty and the other Loan Documents are satisfied both before and after giving effect to the transaction.

         13. ADDITIONAL LIABILITY OF THE GUARANTOR.

         If the Guarantor is or becomes liable for any indebtedness owing by the Borrower to the Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and the Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         14. CUMULATIVE RIGHTS.

         All rights of the Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Bank and without affecting or impairing the liability of the Guarantor.

         15. USURY.

         Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any applicable law.

         16. PRONOUNS; CAPTIONS; SEVERABILITY.

         The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         17. BANK ASSIGNS.

         This Guaranty is intended for and shall inure to the benefit of the Bank and each and every person who shall from time to time be or become another owner or holder of any of the Indebtedness, and each and every reference herein to the "Bank" shall include and refer to each and every successor or assignee of the Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Indebtedness is transferable and negotiable, it is being understood and stipulated that upon assignment or transfer by the Bank of any of the Indebtedness the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by the Bank) shall (except as otherwise stipulated by the Bank in its assignment) have and may exercise all of the rights granted to the Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. The Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the right of the Bank hereunder. Failure to give notice will not effect the liabilities of the Guarantor hereunder.

         18. APPLICATION OF PAYMENTS.

         The Bank may apply any payment received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         19. DEFINITIONS.

         All capitalized terms used in this Guaranty, if not specifically defined herein, shall have the meaning ascribed to them in the Credit Agreement.

         20. NOTICES.

         All notices, requests, demands or other communications required by this Agreement shall be made in writing, and unless otherwise specifically provided herein, shall be deemed to have been duly given when delivered by hand or mailed first class mail postage prepaid, or, in the case of telecopy or facsimile notice, when transmitted, answer back received, addressed as follows, or to such other address as either party may designate in writing:

         If to the Guarantor:

                  Summit Properties Inc.
                  212 S. Tryon Street, Suite 500
                  Charlotte, North Carolina  28281
                  Attention:  Michael Malone
                              General Counsel and Executive Vice President

         with a copy to:

                  Kennedy Covington Lobdell & Hickman, L.L.P.
                  NationsBank Corporate Center
                  100 N. Tryon Street, Suite 4200
                  Charlotte, North Carolina  28202-4006
                  Attention:  David H. Jones, Esq.

         If to the Bank:

                  First Union National Bank of North Carolina
                  Charlotte Real Estate Group
                  201 South College Street, CP-18
                  Charlotte, North Carolina  28288-0146
                  Attention:  Thomas D. Pinchak, Senior Vice President

         with a copy to:

                  Parker Poe Adams & Bernstein L.L.P.
                  2500 Charlotte Plaza
                  Charlotte, North Carolina  28244
                  Attention:  W. Samuel Woodard, Esq.

Personal delivery to a Guarantor or to any officer, partner, agent or employee of Bank at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

         21. GOVERNING LAW.

         This Guaranty shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina. The Guarantor and the Bank agree that any dispute arising out of this Guaranty shall be subject to the jurisdiction of both the state and federal courts in North Carolina. For that purpose, the Guarantor hereby submits to the jurisdiction of the state and federal courts of North Carolina. The Guarantor further agrees to accept service of process out of any of the before mentioned courts in any such dispute by registered or certified mail addressed to the Guarantor.

         22. INDEMNIFICATION.

         The Guarantor hereby indemnifies and holds harmless the Bank, its officers, directors and employees (each such Person herein referred to as an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (other than damages caused by the gross negligence or wilful misconduct of the Indemnitee) which any such Indemnitee may incur (or which may be claimed against such indemnitee by any person or entity whatsoever) by reason of or in connection with the Loans or the Loan Documents.

         In case any action or proceeding is brought against any Indemnitee in respect of which indemnity may be sought under this Guaranty, such Indemnitee shall give notice of any such action or proceeding to the Guarantor and may require the Guarantor, upon such notice, to assume the defense of the action or proceeding; provided that failure of any Indemnitee to give such notice shall not relieve the Guarantor from any of its obligations under this Section. Upon receipt of notice from any such Indemnitee, the Guarantor shall resist and defend such action or proceeding at the Guarantor's expense. The obligations of the Guarantor under this Section shall survive the payment of the Loans and the termination of this Guaranty.

         23. ARBITRATION.

         Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty, the Credit Agreement or any of the other Loan Documents ("Disputes") between or among parties to this Guaranty shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transaction reflected by this Guaranty, the Credit Agreement or any of the other Loan Documents.

         Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of the Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         24. PRESERVATION AND LIMITATION OF REMEDIES.

         Notwithstanding the preceding binding arbitration provisions, the Bank and the Guarantor agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either along, in conjunction with or during a Dispute. The Bank and the Guarantor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (ii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         The Guarantor and the Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.



                                   GUARANTOR:

                                   SUMMIT PROPERTIES INC., a
                                   Maryland corporation doing
                                   business in North Carolina as

                                   Summit Properties Real Estate, Inc.

                                   By:
                                        ---------------------------------
                                   Name:
                                         --------------------------------
                                   Title:
                                          -------------------------------

ATTEST:


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


[CORPORATE SEAL]

                                   EXHIBIT D-2
                                   -----------

                       FORM OF WACHOVIA GUARANTY AGREEMENT

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT, made and entered into as of this 18th day of November, 1996 (the "Guaranty"), is given by SUMMIT PROPERTIES INC., a Maryland corporation, doing business in North Carolina as Summit Properties Real Estate, Inc. (the "Guarantor") and extended to

         WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association, with its principal offices located in Charlotte, North Carolina (the "Bank") for the benefit of SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership, doing business in North Carolina as Summit Properties Partnership, Limited Partnership (the "Borrower").

                                    RECITALS:

         A. The Bank has agreed to make certain financial accommodations (collectively, the "Loans") to the Borrower pursuant to the terms and conditions of the following:

                  (i) The Project Advance Note dated of even date, made by the Borrower payable to the Bank in the original face amount of $62,500,000 (the "Project Advance Note");

                  (ii) The Revolving Working Capital Credit Note dated of even date, made by the Borrower payable to the Bank in the original face amount of $12,500,000 (the "Revolving Working Capital Credit Note" and, collectively with the Project Advance Note, the "Notes");

                  (iii) The $150,000,000 Credit Agreement dated of even date by and among the Borrower; First Union National Bank of North Carolina, as Agent; First Union National Bank of North Carolina, as a Bank, and the Bank (the "Credit Agreement"); and

                  (iv) The other Loan Documents (as defined in the Credit Agreement). All of the definitions used in the Credit Agreement are hereby incorporated herein by reference and shall have the meaning set forth in the Credit Agreement unless otherwise defined herein.

         B. Without this Guaranty, the Bank would be unwilling to extend and/or modify the Loans to the Borrower.

         C. The Guarantor is the sole general partner of the Borrower. The Guarantor has a vested pecuniary interest in the Borrower. Because of the direct benefit to the Guarantor from the Loans made by the Bank to the Borrower, the Guarantor agrees to guarantee to the Bank the obligations of the Borrower to the Bank as set forth herein.

         NOW, THEREFORE, in consideration of the Bank entering into the Credit Agreement and making (and/or modifying) the Loans to the Borrower, Guarantor hereby covenants, promises and agrees with Bank as follows:

         1. GUARANTY OF PAYMENT.

         The Guarantor hereby unconditionally guarantees to the Bank the payment, when due by acceleration or otherwise, of the Indebtedness. For the purposes hereof, the term "Indebtedness" shall include any and all current and future indebtedness of the Borrower to the Bank under any of the Loan Documents, including without limitation, all principal, interest, fees and expenses, evidenced by the Notes or arising in connection with the Loans, whether existing now or arising hereafter, as such Indebtedness may be modified, extended or renewed from time to time. The guaranty of the Guarantor as set forth in this
Section 1 is a guaranty of payment and not merely of collection.

         2. GUARANTY OF PERFORMANCE.

         The Guarantor hereby unconditionally guarantees to the Bank that the Borrower, or the Guarantor acting for itself or for the Borrower or the Borrower's Affiliates, shall fully and faithfully perform all of the obligations under the Loan Documents to be performed by the Guarantor, the Borrower or any of the Borrower's Affiliates.

         3. SUBORDINATION.

         All indebtedness of the Borrower to the Guarantor now or hereafter existing (excluding obligations of the Borrower to distribute monies to the General Partner), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the Indebtedness.

         4. RELEASE OF PARTIES LIABLE, ETC.

         That the time or place of payment of the Indebtedness may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrower may be granted indulgences generally; that any of the provisions of the Credit Agreement, or any other documents executed in connection with this transaction, may be modified, amended or waived; that any party (including the Borrower) liable for the payment thereof may be granted indulgences or released; and that any deposit balance for the credit of the Borrower or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Indebtedness, all without notice to or further assent by the Guarantor, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

         5. WAIVER OF RIGHTS.

         The Guarantor expressly waives: (a) notice of acceptance of this Guaranty by the Bank and of all extensions of credit to the Borrower by the Bank; (b) presentment and demand for payment of any of the Indebtedness; (c) protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the Indebtedness or with respect to any security therefore; (d) demand for payment under this Guaranty; (e) any right to assert against the Bank, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, non-compulsory counterclaim or claim which the Guarantor may now or hereafter have against the Bank or the Borrower, but such waiver shall not prevent the Guarantor from asserting against the Bank in a separate action, any claim, action, cause of action, or demand that the Guarantor might have, whether or not arising out of this Guaranty; and (f) any right to require the Bank to first proceed to collect any Indebtedness against the Borrower, including, but not limited to, any rights that the Guarantor may have under N.C.G.S. 26-7 (or any other provision of the North Carolina General Statutes).

         6. PRIMARY LIABILITY OF THE GUARANTOR.

         The Guarantor agrees that this Guaranty may be enforced by the Bank without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or otherwise, and that Guarantor hereby waives the right to require the Bank to proceed against the Borrower or any co-guarantor or to require the Bank to pursue any other remedy or enforce any other right. The Guarantor further agrees that the Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever, unless and until all of the Indebtedness of the Borrower to the Bank has been paid in full. The Guarantor further agrees that nothing contained herein shall prevent the Bank from suing on the Notes or from exercising any other rights available to it under any of the Loan Documents, if neither the Borrower nor the Guarantor timely performs the obligations of the Borrower thereunder, and the exercise of any of the aforesaid rights shall not constitute a discharge of any of the Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation or the liability of the Borrower or any co-guarantor or by reason of the Borrower's or any co-guarantor's bankruptcy or insolvency. The Guarantor acknowledges that the term "Indebtedness" as used herein includes any payment made by the Borrower to the Bank and subsequently recovered by the Borrower or a trustee for the Borrower pursuant to the Borrower's bankruptcy or insolvency. At any time the Bank is entitled to exercise its remedies hereunder, it may in its discretion elect to demand payment or performance. In the event the Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Indebtedness has been paid in full. In the event the Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Indebtedness has been paid in full.

         7. SUBROGATION AND SUBORDINATION.

         Nothing herein contained shall operate as a release or discharge, in whole or in part, of any claim of the Guarantor against the Borrower, by subrogation or otherwise, by reason of any act done or payment made by the Guarantor pursuant to the provisions of this Guaranty; but all such claims shall be subordinate to the claims of the Bank under the Loan Documents.

         8. ATTORNEYS' FEES AND COSTS OF COLLECTION.

         If at any time or times hereafter the Bank employs counsel to pursue collection, to intervene, to sue for enforcement of the terms hereof or of the Loan Documents, or to file a petition, complaint, answer, motion or other pleading in any suit or other proceeding relating to this Guaranty or the Loan Documents, then in such event, and in the event Bank shall be the prevailing party in such action, all of the attorneys' fees and court costs relating thereto shall be an additional liability of the Guarantor to the Bank, payable on demand (such attorneys' fees being limited to actual fees incurred based on actual number of hours worked at normal hourly rates).

         9. TERM OF GUARANTY; WARRANTIES.

         This Guaranty shall continue in full force and effect until the Indebtedness is fully paid, performed and discharged. This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Bank in stages or installments. The Guarantor warrants and represents to the Bank, (i) that this Guaranty is binding upon and enforceable against the Guarantor, in accordance with its terms, (ii) that the execution and delivery of this Guaranty does not violate or constitute a breach of any agreement to which the Guarantor is a party or of any applicable laws,
(iii) that there is no litigation, claim, action or proceeding pending, or, to the best knowledge of the Guarantor, threatened against the Guarantor which would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder, and (iv) that all warranties and representations by the Borrower contained in any of the Loan Documents are true and accurate in every material respect. Guarantor agrees to promptly inform the Bank of the adverse determination of any litigation, claim, arbitration action or proceeding against Guarantor which could materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder. This Guaranty is binding on and enforceable against the Guarantor, its successors and assigns.

         10. AFFAIRS OF BORROWER.

         The Guarantor further represents to the Bank that the Guarantor has knowledge of the Borrower's financial condition and affairs and represents and agrees that it will keep so informed while this Guaranty is in force. The Guarantor agrees that the Bank will have no obligation to investigate the financial condition or affairs of the Borrower for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower which might come to the knowledge of the Bank at any time, whether or not the Bank knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor as guarantor or might (or would) affect the willingness of the Guarantor to continue as guarantor with respect to the Indebtedness.

         11. AFFIRMATIVE COVENANTS OF GUARANTOR.

         Guarantor shall:

                  (a) Knowledge of Default, Etc. With reasonable promptness (but in no event with more than a ten (10) day delay) give written notice to the Bank (i) of the occurrence of any Event of Default (as defined in the Credit Agreement), (ii) of an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both thereunder, (iii) of a monetary default of $100,000 or more or any other event of default under any other obligation of the Guarantor, not being contested in good faith and (iv) of any developments or other information which would have a material adverse effect on the business, operations or financial condition of the Guarantor, specifying in each case the nature thereof, the period of existence thereof and what action is proposed to be taken with respect thereto; and

                  (b) Suits or Other Proceedings. Promptly give the Bank written notice of any pending or threatened (in writing) action, suit, arbitration or other proceeding not previously disclosed against or otherwise adversely affecting the Guarantor involving claims for money or property valued at $100,000 or more or of any attachment, levy, execution, other process being instituted against any assets of the Guarantor pursuant to such claims.

         12. NEGATIVE COVENANTS OF GUARANTOR.

         Until the payment in full of the Loans and all sums due under the Credit Agreement, the Guarantor shall not, nor shall the Guarantor enter into any binding agreement either directly or indirectly to:

                  (a) Sale of Assets, Etc. Without the prior written consent of the Bank, sell, assign, lease, discount, transfer or otherwise dispose of substantial assets of the Guarantor (in liquidation or otherwise) (excluding sale of stock of the Guarantor) (as used herein, "substantial assets" are those aggregating to a value of $100,000 or more), including any capital stock of or partnership interest in any Affiliate; or

                  (b) Limitation on Liens. Incur, create, assume or permit to exist any mortgage, pledge, security interest, encumbrance, lien or charge of any kind upon any of its assets now owned or hereafter acquired, including any capital stock or partnership interest of any Affiliate; or

                  (c) No Further Indebtedness. Incur or assume any Indebtedness (as used in subsections 12(c) and 12(d) hereto only, the term "Indebtedness" shall have the meaning ascribed to that term in the Credit Agreement) of any entity or person other than Borrower and other than (i) Indebtedness associated with guarantees of letters of credit or other credit enhancement supporting existing (or refunded existing) tax exempt bond financing, and (ii) indebtedness associated with obligations incurred in the ordinary course of business of entities wholly-owned by the Borrower or by Borrower and General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company.

                  (d) No Further Guarantees. Guaranty any Indebtedness of any entity or person other than Borrower and other than (i) guarantees of letters of credit or other credit enhancement supporting existing (or refunded existing) tax exempt bond financing, and (ii) indebtedness associated with obligations incurred in the ordinary course of business of entities wholly-owned by the Borrower or by Borrower and General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company.

                  (e) No Further Investment. Make any investment in any entity or person other than the Borrower or entities wholly-owned by the Borrower or by Borrower and General Partner, collectively, and Summit Financing, Inc., Summit Apartment Builders, Inc., and Summit Management Company and those investments permitted under SECTION 7.9 of the Credit Agreement.

                  (f) REIT Status. Fail to maintain its status as a REIT in full compliance with applicable laws at all times hereafter.

                  (g) Limitation on Dividends. Declare or pay Dividends in excess of one hundred percent (100%) of the Guarantor's Funds From Operations during 1996, and with respect to any given calendar year thereafter, in excess of 90% of the Guarantor's Funds From Operations with respect to that year.

                  (h) Limitation on Merger and Acquisition. Enter into, or allow Borrower to enter into, a transaction, with regard to Guarantor or Borrower, of merger, consolidation or acquisition, or dispose of substantially all of its assets, unless Guarantor or Borrower, as applicable, is the surviving entity of the transaction of merger, consolidation or acquisition and all the covenants of this Guaranty and the other Loan Documents are satisfied both before and after giving effect to the transaction.

         13. ADDITIONAL LIABILITY OF THE GUARANTOR.

         If the Guarantor is or becomes liable for any indebtedness owing by the Borrower to the Bank by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and the Guarantor's liability hereunder shall not be in any manner impaired or reduced thereby.

         14. CUMULATIVE RIGHTS.

         All rights of the Bank hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Bank and without affecting or impairing the liability of the Guarantor.

         15. USURY.

         Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from the Guarantor of interest in excess of the maximum rate or amount that the Guarantor may be required or permitted to pay pursuant to any applicable law.

         16. PRONOUNS; CAPTIONS; SEVERABILITY.

         The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

         17. BANK ASSIGNS.

         This Guaranty is intended for and shall inure to the benefit of the Bank and each and every person who shall from time to time be or become another owner or holder of any of the Indebtedness, and each and every reference herein to the "Bank" shall include and refer to each and every successor or assignee of the Bank at any time holding or owning any part of or interest in any part of the Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Indebtedness is transferable and negotiable, it is being understood and stipulated that upon assignment or transfer by the Bank of any of the Indebtedness the legal holder or owner of said Indebtedness (or a part thereof or interest therein thus transferred or assigned by the Bank) shall (except as otherwise stipulated by the Bank in its assignment) have and may exercise all of the rights granted to the Bank under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person. The Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the right of the Bank hereunder. Failure to give notice will not effect the liabilities of the Guarantor hereunder.

         18. APPLICATION OF PAYMENTS.

         The Bank may apply any payment received by it from any source against that portion of the Indebtedness (principal, interest, court costs, attorneys' fees or other) in such priority and fashion as it may deem appropriate.

         19. DEFINITIONS.

         All capitalized terms used in this Guaranty, if not specifically defined herein, shall have the meaning ascribed to them in the Credit Agreement.

         20. NOTICES.

         All notices, requests, demands or other communications required by this Agreement shall be made in writing, and unless otherwise specifically provided herein, shall be deemed to have been duly given when delivered by hand or mailed first class mail postage prepaid, or, in the case of telecopy or facsimile notice, when transmitted, answer back received, addressed as follows, or to such other address as either party may designate in writing:

         If to the Guarantor:

                  Summit Properties Inc.
                  212 S. Tryon Street, Suite 500
                  Charlotte, North Carolina  28281
                  Attention:  Michael Malone
                              General Counsel and Executive Vice President

         with a copy to:

                  Kennedy Covington Lobdell & Hickman, L.L.P.
                  NationsBank Corporate Center
                  100 N. Tryon Street, Suite 4200
                  Charlotte, North Carolina  28202-4006
                  Attention:  David H. Jones, Esq.

         If to the Bank:

                  Wachovia Bank of North Carolina, N.A.
                  400 South Tryon Street
                  P.O. Box 31608
                  Charlotte, North Carolina  28231
                  Attention:  Mr. Wayne A. Osella

         with a copy to:

                  Womble, Carlyle, Sandridge & Rice, PLLC
                  200 West Second Street
                  Winston-Salem, North Carolina  27101
                  Attention:  Kenneth A. Moser, Esq.

Personal delivery to a Guarantor or to any officer, partner, agent or employee of Bank at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until the date of receipt thereof. This section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

         21. GOVERNING LAW.

         This Guaranty shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of North Carolina. The Guarantor and the Bank agree that any dispute arising out of this Guaranty shall be subject to the jurisdiction of both the state and federal courts in North Carolina. For that purpose, the Guarantor hereby submits to the jurisdiction of the state and federal courts of North Carolina. The Guarantor further agrees to accept service of process out of any of the before mentioned courts in any such dispute by registered or certified mail addressed to the Guarantor.

         22. INDEMNIFICATION.

         The Guarantor hereby indemnifies and holds harmless the Bank, its officers, directors and employees (each such Person herein referred to as an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (other than damages caused by the gross negligence or wilful misconduct of the Indemnitee) which any such Indemnitee may incur (or which may be claimed against such indemnitee by any person or entity whatsoever) by reason of or in connection with the Loans or the Loan Documents.

         In case any action or proceeding is brought against any Indemnitee in respect of which indemnity may be sought under this Guaranty, such Indemnitee shall give notice of any such action or proceeding to the Guarantor and may require the Guarantor, upon such notice, to assume the defense of the action or proceeding; provided that failure of any Indemnitee to give such notice shall not relieve the Guarantor from any of its obligations under this Section. Upon receipt of notice from any such Indemnitee, the Guarantor shall resist and defend such action or proceeding at the Guarantor's expense. The obligations of the Guarantor under this Section shall survive the payment of the Loans and the termination of this Guaranty.

         23. ARBITRATION.

         Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Guaranty, the Credit Agreement or any of the other Loan Documents ("Disputes") between or among parties to this Guaranty shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from documents executed in the future, or claims arising out of or connected with the transaction reflected by this Guaranty, the Credit Agreement or any of the other Loan Documents.

         Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in the city in which the office of the Bank first stated above is located. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         24. PRESERVATION AND LIMITATION OF REMEDIES.

         Notwithstanding the preceding binding arbitration provisions, the Bank and the Guarantor agree to preserve, without diminution, certain remedies that any party hereto may employ or exercise freely, either along, in conjunction with or during a Dispute. The Bank and the Guarantor shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (ii) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         The Guarantor and the Bank agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.



                                   GUARANTOR:

                                   SUMMIT PROPERTIES INC., a
                                   Maryland corporation, doing
                                   business in North Carolina as

                                   Summit Properties Real Estate, Inc.

                                   By:
                                       -------------------------------
                                   Name:
                                         -----------------------------
                                   Title:
                                          ----------------------------



ATTEST:


By:
    ----------------------------
Name:
      --------------------------
Title:
       -------------------------


[CORPORATE SEAL]

                                    EXHIBIT E
                                    ---------

                             FORM OF OPINION LETTER

                                    EXHIBIT F
                                    ---------

                            BOND-FINANCED COMMUNITIES

Summit/Belmont Limited Partnership (Fredericksburg, Virginia)

Stony Point/Summit Limited Partnership (Richmond, Virginia)

Hampton/Summit Limited Partnership (Manatee County, Florida)

Macgregor/Summit Limited Partnership (Pinellas County, Florida)

Henderson/McGuire Partners (Limited Partnership) (New Castle County, Delaware)

                                    EXHIBIT G
                                    ---------

                        PROPORTIONATE SHARE FOR EACH BANK


First Union National Bank of North Carolina          50.00%
                                                    -------
Wachovia Bank of North Carolina, N.A                 50.00%
                                                    -------

        Total                                       100.00%
                                                    -------